UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Oragenics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

4902 Eisenhower Blvd., Suite 125

Tampa, Florida 33634

[ ], 2022

To the Shareholders of Oragenics, Inc.:

You are cordially invited to attend the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Oragenics, Inc. (the “Company”), which will be held on December 16, 2022, beginning at 9:00 a.m. Eastern Time at the offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd Suite 2800, Tampa, FL 33602 for the following purposes:

(i)	To elect five (5) Directors of the Company to serve until the next Annual Meeting of Shareholders;
(ii)	To conduct a non-binding advisory vote on executive compensation;
(iii)	To approve the adoption of an amendment to our Amended and Restated Articles of Incorporation which will increase the number of authorized shares of our Common Stock from 250,000,000 shares of Common Stock to 350,000,000 shares of Common Stock;
(iv)	To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2022; and
(v)	To transact such other business as may properly come before the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, A VOTE FOR THE APPROVAL EXECUTIVE COMPENSATION, A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, AND A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

The Board has fixed the close of business on October 19, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Meeting.

Sincerely,

/s/ Kimberly Murphy
Kimberly Murphy
Chief Executive Officer and President

Enclosures

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IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 ARE AVAILABLE ON THE INTERNET AT HTTPS://WWW.CSTPROXY.COM/ORAGENICS/2022 OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

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ORAGENICS, INC.

4902 Eisenhower Blvd., Suite 125

Tampa, Florida 33634

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 16, 2022

Notice is hereby given to the shareholders of Oragenics, Inc., a Florida Corporation (the “Company”) that the 2021 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) and all adjourments and postponements thereof. The Annual Meeting will be held at the offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd Suite 2800, Tampa, FL 33602 on December 16, 2022, at 9:00 a.m. Eastern Time, for the following purposes:

(i)	To elect five (5) Directors of the Company to serve until the next Annual Meeting of Shareholders;
(ii)	To conduct a non-binding advisory vote on executive compensation;
(iii)	To approve the adoption of an amendment to our Amended and Restated Articles of Incorporation which will increase the number of authorized shares of our Common Stock from 250,000,000 shares of Common Stock to 350,000,000 shares of Common Stock;
(iv)	To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2022; and
(v)	To transact such other business as may properly come before the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees, a vote “FOR” the approval of the Executive Compensation, a vote “FOR” the approval of the adoption of the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock, and a vote “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

These items of business are more fully described in the Proxy Statement accompanying this Notice. All shareholders are cordially invited to attend the Annual Meeting of Shareholders.

The record date for the Annual Meeting is October 19, 2022. Only those shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a Proxy issued in your name from that record holder. To assure your representation at the Annual Meeting, please vote your Proxy by completing, dating, signing and returning the enclosed Proxy. Even if you have previously submitted your Proxy, you may choose to vote in person at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and then promptly vote your Proxy in order to ensure your representation at the Annual Meeting.

You may access the materials for the Meeting by visiting the website: https://www.cstproxy.com/oragenics/2022.

A complete list of shareholders entitled to vote at the Annual Meeting of Shareholders will be available for examination by any shareholder at the Annual Meeting of Shareholders and for a period of ten days prior thereto at the executive offices of the Company in Tampa, Florida during ordinary business hours for any purpose germane to the Annual Meeting.

This Notice is not a form for voting and presents only an overview of the more complete Proxy materials, which contain important information and are available on the Internet at the above address or by mail upon request. Shareholders are encouraged to access and review carefully the information contained in the enclosed Proxy Statement prior to voting.

This notice and the attached Proxy Statement are first being disseminated to shareholders on or about [ ], 2022.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Michael Sullivan
Tampa, Florida	MICHAEL SULLIVAN
[ ], 2022	Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Friday, December 16, 2022: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended December 31, 2021, is available at: https://www.cstproxy.com/oragenics/2022.

Additionally, shareholder may request a paper or email copy of the Proxy Materials at no charge. To do so, the shareholder should submit the request by writing to [Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634, Attention: Corporate Secretary, by [ ], 2022, at [ a.m./p.m.] Eastern Time to facilitate timely delivery]. Unless such request is made, shareholders will not otherwise receive a paper or email copy of the Proxy Materials.

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ORAGENICS, INC.

PROXY STATEMENT

FOR HOLDERS OF COMMON STOCK

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 16, 2022

This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2021 (the “Annual Report” and, together with the Proxy Statement, the “Proxy Materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Oragenics, Inc. (the “Company,” “we,” “us,” or “our”), in connection with our 2021 annual meeting of shareholders (the “Annual Meeting”). The Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about [ ], 2022.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these Proxy Materials because the Board is soliciting your Proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed Proxy card, or follow the instructions below to submit your Proxy over the telephone or through the internet.

This Proxy Statement and the accompanying Proxy are first available to shareholders of the Company on or about [ ], 2022.

How do I attend the Annual Meeting?

The Annual Meeting will be held at 9:00 a.m. Eastern Time at the offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd Suite 2800, Tampa, FL 33602 on December 16, 2022. You may attend the meeting in person.

Who can vote at the Annual Meeting?

Only shareholders of record of the Company at the close of business on October 19, 2022 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting of Shareholders. On the Record Date, there were 117,304,809 shares of common stock issued and outstanding (“Common Stock”). Each share of Common Stock is entitled to one vote for each share of Common Stock held. In addition, on the Record Date we had the following shares of Preferred Stock outstanding:

●	5,417,000 shares of Series A Non-Voting, Convertible Preferred Stock, convertible into approximately 541,700 shares of Common Stock; and
●	4,050,000 shares of Series B Non-Voting, Convertible Preferred Stock convertible into approximately 810,000 shares of Common Stock; and

Notwithstanding the Record Date specified above, the Company’s stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

Shareholder of Record: Shares Registered in Your Name

If on October 19, 2022 your shares were registered directly in your name with Oragenics’ transfer agent, then you are a shareholder of record. As a shareholder of record, you may in person during the meeting or vote by Proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed Proxy card or vote by Proxy over the telephone or internet as instructed below to ensure your vote is counted. If you are a registered holder, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or Proxy card.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on October 19, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these Proxy Materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. However, since you are not the shareholder of record, you may not vote your shares during the Annual Meeting unless you request and obtain a legal proxy from your broker, bank or other agent. During the registration process, you will be asked to upload or email the legal proxy provided to you by your broker, bank or other agent. You are also invited to attend the Annual Meeting so long as you demonstrate proof of stock ownership. Instructions on how to demonstrate proof of stock ownership are posted at https://www.cstproxy.com/oragenics/2022. On the day of the Annual Meeting, if you are a beneficial holder, you may vote during the meeting only if you provide a copy of your legal proxy to https://www.cstproxy.com/oragenics/2022 as instructed below.

What am I voting on?

There are four matters scheduled for a vote:

(i)	To elect five (5) Directors of the Company to serve until the next Annual Meeting of Shareholders;
(ii)	To conduct a non-binding advisory vote on executive compensation;
(iii)	To approve the adoption of an amendment to our Amended and Restated Articles of Incorporation which will increase the number of authorized shares of our Common Stock from 250,000,000 shares of Common Stock to 350,000,000 shares of Common Stock;
(iv)	To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2022.

How does the Board recommend I vote?

The Board unanimously recommends that you vote your shares:

●	“FOR” the nominees listed in Proposal I below;

●	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement;

●	“FOR” the approval of the adoption of an amendment to Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 250 million to 350 million; and

●	“FOR” the ratification the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2022.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. To the extent permitted by the Securities and Exchange Commission, the persons named as proxies on the Proxy cards will have discretionary authority to vote in their judgment on any proposals properly presented by shareholders for consideration at the Annual Meeting that were not submitted to the Company within a reasonable time prior to the mailing of these Proxy Materials.

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How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with Oragenics’ transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the shareholder of record, and the Proxy Materials and Annual Report have been sent directly to you. As a shareholder of record, you may vote during the Annual Meeting, vote by Proxy using the enclosed Proxy card, vote by Proxy over the telephone or vote by Proxy through the internet. You may instruct the Proxy holders how to vote your shares through the internet or by completing, signing, dating and returning the Proxy card in the postage pre-paid envelope provided.

By Internet: To vote through the internet, go to https://www.cstproxy.com/oragenics/2022 to complete an electronic Proxy card. Please have your enclosed Proxy card available when you access the voting website and follow the prompts to vote your shares. Your internet vote must be received by 11:59 p.m. Eastern Time on Thursday, December 15, 2022 to be counted.

By Mail: To vote using the Proxy card, simply complete, sign and date the enclosed Proxy card and return it promptly in the envelope provided. Proxy cards submitted by mail must be received by the time of the Annual Meeting of Shareholders in order for your shares to be voted. If you sign and return a Proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board.

By Telephone: You may also vote by Proxy via telephone by calling Alliance Advisors, [Toll Free: 1-855-723,7816 and Outside North America: 1-973-873-7700]. You will be asked to provide the virtual control number from your Notice of Internet Availability of Proxy Materials or Proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on Thursday, December 15, 2022 to be counted.

During the Annual Meeting: If you attend the Annual Meeting of Shareholders, you may also submit your vote in person, and any previous votes that you submitted, will be superseded by the vote that you cast at the Annual Meeting of Shareholders. If you plan to attend the annual Meeting of Shareholders, please bring proof of identification for entrance to the Annual Meeting of Shareholders.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Many Oragenics shareholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Annual Meeting Proxy Materials have been forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the shareholder of record. As a beneficial owner, you have the right to direct your broker, trustee or other nominee on how to vote your shares, and you will receive instructions from them that you must follow in order to have your shares voted. The instructions from your broker, bank or other nominee will indicate if Internet and telephone voting are available, and if they are available, will provide details regarding Internet and telephone voting.

Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting of Shareholders unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting of Shareholders.

Internet Proxy voting has been provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your Proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

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How many votes do I have?

On each matter to be voted upon, each share of Common Stock is entitled to one vote for each share of Common Stock held by you as of October 19, 2022.

If I am a shareholder of record and I do not vote, or if I return a Proxy card or otherwise vote without giving specific voting instructions, what happens?

If you submit a Proxy and do not make voting selections, the shares represented by that Proxy will be voted as recommended by the Board.

Shareholders of record — If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting of Shareholders.

Beneficial owners — If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of Directors (Proposal I) and to conduct a non-binding advisory vote on executive compensation (Proposal II) since those are considered non-routine proposals under applicable NYSE American LLC (“NYSE American”) rules. Under the rules, if you do not instruct your broker, bank or other nominee in a timely fashion how to vote your shares (so-called “broker non-votes”) the broker or nominee can vote your shares as it sees fit only on matters that are determined to be routine, and not on any other proposal. Both the proposal for the adoption of an amendment to increase the number of authorized shares of Common Stock (Proposal III) and the proposal for the ratification of the auditors (Proposal IV) are considered to be routine proposals under NYSE American rules and your nominee can vote on such proposals even if it does not receive voting instructions from you. However, your nominee cannot vote on Proposal I or Proposal II without your voting instructions. Please be sure to give specific voting instructions so that your vote can be counted.

Who is paying for this Proxy solicitation?

We will bear the entire cost of Proxy solicitation, including preparation, assembly, printing and mailing of the Notice. As described in the Notice, we will also bear the entire cost of preparation, assembly, printing and mailing Proxy Materials, and any additional materials furnished to shareholders by request only. Copies of Proxy Materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. We have retained Alliance Advisors to assist in the distribution of Proxy Materials and the solicitation of votes by mail, facsimile or email from brokerage firms, banks, broker-dealers or other similar organizations for the Annual Meeting for a fee of [ ], plus additional fees based on the amount and types of services rendered and reimbursement of reasonable expenses. If you have any questions or need assistance in voting your Proxy, please contact Alliance Advisors at the number or email address listed below:

Alliance Advisors, [200 Broadacres Drive, 3rd Fl., Bloomfield, NJ 07003

Telephone: Toll Free: 1-855-723-7816 and Outside North America: 1-973-873-7700

Email: OGEN@allianceadvisorsllc.com]

Solicitation of proxies by mail may also be supplemented by one or more of telephone, email, telegram, facsimile, or personal solicitation by our Directors, officers, or regular employees. No additional compensation will be paid for such services.

What does it mean if I receive more than one set of Proxy Materials?

If you receive more than one set of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Proxy cards in the Proxy Materials to ensure that all of your shares are voted.

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Can I change my vote after submitting my Proxy?

Subject to any rules your broker, trustee or nominee may have, you may change your Proxy instructions at any time before your Proxy is voted at the Annual Meeting of Shareholders.

Shareholders of record — If you are a shareholder of record, you may change your vote (1) by delivering to us (Attention: Corporate Secretary, 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634), prior to your shares being voted at the Annual Meeting of Shareholders, a later dated written notice of revocation or a duly executed Proxy card, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting of Shareholders will not, by itself, revoke a Proxy). A shareholder of record that has voted on the Internet or by telephone may also change his or her vote by subsequently making a timely and valid later Internet or telephone vote.

Beneficial owners — If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or nominee, or (2) if you have obtained a legal Proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

When are shareholder proposals due for next year’s Annual Meeting?

Requirements for shareholder proposals to be considered for inclusion in Oragenics’ Proxy Materials. Shareholders interested in submitting a proper proposal for inclusion in the Proxy Materials for our next annual meeting may do so by submitting such proposal in writing to our offices located at 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634, Attn: Corporate Secretary. To be eligible for inclusion, shareholder proposals must be received by us not less than 120 days before the one year anniversary on which Oragenics’ first mailed its Proxy Statement to shareholders in connection with the previous year’s annual meeting of shareholders, which will be July 3, 2023 for the next annual meeting, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided, however, that in the event that the date of the annual meeting has been changed more than 30 days from the one year anniversary of the date of the previous year’s meeting, then the deadline for receipt of notice by the shareholder is within a reasonable time before the Company begins to distribute its Proxy Materials in order to be eligible for inclusion in the Company’s Proxy Statement and Proxy relating to that meeting.

Requirements for shareholder business or nominations to be brought before Oragenics’ annual meetings. Our bylaws do not establish an advance notice procedure for shareholders who wish to present certain matters, including nominations of persons for election to the Board and shareholder proposals not included in our Proxy Statement, to be brought before an annual meeting of shareholders. Shareholder proposals, including the nomination of a person for election to the Board, brought before the meeting should consider including, among other things: information as follows: (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder submitting the proposal, (iii) the number of shares that are beneficially owned by such shareholder, (iv) the dates on which the shareholder acquired the shares, (v) documentary support for any claim of beneficial ownership, (vi) any material interest of the shareholder in the proposal, (vii) a statement in support of the proposal, and (viii) any other information that may be required by applicable rules and regulations of the Commission.

Shareholders may also submit a recommendation (as opposed to a formal nomination) for a candidate for membership on our Board by following the procedures set forth in “Corporate Governance —Meetings of the Board of Directors — Shareholder Recommendation of Nominees.”

How are votes counted?

Votes will be counted by an inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes.

With respect to the election of Directors, shareholders may (i) vote “for” each of the nominees, (ii) withhold authority for each of such nominees, or (iii) withhold authority for specific nominees but vote for the other nominees. Votes that are withheld or a broker non-vote will have no effect on the outcome of the election of Directors.

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Abstentions will be counted towards the vote total for each of Proposals II, III and IV, and will have the same effect as “Against” votes. Broker non-votes on Proposal II will have no effect on the outcome of the proposals. Proposal III, the adoption of an amendment to increase the number of authorized shares of Common Stock, and Proposal IV, the ratification of accountants, are routine proposals on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal, but if you do not provide voting instructions and your broker or nominee fails to vote your shares, this will have the same effect as a vote “Against” the proposal

How many votes are needed to approve each proposal?

The election of five Directors by the holders of Common Stock will require a plurality of the votes cast by the shares of Common Stock represented and entitled to vote in the election at the Annual Meeting of Shareholders. As such, because the Directors are elected by a plurality of the votes cast by the shares represented and entitled to vote and are running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the shareholder vote. Votes that are withheld or a broker non-vote will have no effect on the outcome of the election of Directors.

The proposal regarding the approval, on an advisory basis, of the Company’s executive compensation requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by Proxy and entitled to vote at the Annual Meeting of Shareholders.

The proposal regarding the approval of the adoption of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock requires the approval of the shareholders at a meeting, present in person or represented by Proxy, at which a quorum exists consisting of at least a majority of the shares of Common Stock of the Company entitled to be cast on the amendment.

The proposal regarding the ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2022 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by Proxy and entitled to vote at the meeting and entitled to vote on the proposal.

What is the quorum requirement?

Except as otherwise set forth herein by law, the holders of record of one-third of the votes of Common Stock entitled to be voted at the Annual Meeting of Shareholders, present in person or by Proxy, are required to establish a quorum for the Annual Meeting and for voting on each matter. A broker non-vote is when a brokerage firm or bank holding shares of record for their customers in street name does not receive specific instructions from their customers, as the beneficial owners, and the brokerage firm or bank advises that it lacks discretionary voting authority on a particular proposal and has not received instructions from the beneficial owner.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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PROPOSAL I
ELECTION OF DIRECTORS

The Board of Directors currently is comprised of five Board members including Dr. Frederick W. Telling, Robert C. Koski, Charles L. Pope, Dr. Alan Dunton and Kimberly M. Murphy. All of our existing Directors are nominated for re-election at the Annual Meeting of Shareholders. If elected, each of the Directors will hold office until the next annual meeting of shareholders and until their successor is elected and qualified, or as otherwise provided by the Company’s Bylaws or by Florida law.

If any of the nominees should be unavailable to serve for any reason, the Board of Directors may:

●	designate a substitute nominee, in which case the persons named as proxies will vote the shares represented by all valid Proxies for the election of such substitute nominee;

●	allow the vacancy to remain open until a suitable candidate is located and nominated; or

●	adopt a resolution to decrease the authorized number of Directors.

Each director to be elected and qualified will hold office until the next annual meeting of shareholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a director of the Company who was previously elected by the shareholders.

It is our policy to invite and encourage nominees for directors to attend the Annual Meeting. Due to several postponements to obtain a quorum, only the chairman attended the 2020 Annual Meeting.

Directors are elected by a plurality of the votes of the holders of shares present at the meeting or represented by Proxy and entitled to vote on the election of directors. Accordingly, the five nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee that we propose. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.

Information About Nominees

The following is a brief biography, as of the date of this Proxy Statement, of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee (the “Nominating Committee”) to recommend that person as a nominee for director, as of the date of this Proxy Statement.

The Nominating Committee believes that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our shareholders. In selecting directors, the Nominating Committee considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth herein. These considerations are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. The Nominating Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge at the policy-making level, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. The nominees should exhibit commitment to enhancing shareholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience. To that end, the Nominating Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating Committee views as critical to effective functioning of the Board. In addition to the individual attributes of each of our current Board members described below, the Nominating Committee believes that our Board members should have the highest professional and personal ethics and values, consistent with our Company’s longstanding values and standards. To provide a mix of experience and perspective on the Board, the Committee also takes into account gender, age, and ethnic diversity.

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The brief biographies below include information, as of [ ], 2022, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating Committee to believe that that nominee should continue to serve on the Board. However, each of the members of the Nominating Committee may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

Name	Age	Position
Kimberly M. Murphy	59	President and Chief Executive Officer
Frederick W. Telling, Ph.D.	70	Executive Chairman and Director
Robert C. Koski	63	Director
Charles L. Pope	70	Director
Alan W. Dunton, M.D.	68	Director

Directors of the Company

Kimberly M. Murphy. Ms. Murphy was appointed President and Chief Executive Officer of the Company on June 23, 2022. She has served as a director since May 2020. Before joining the Company, Ms. Murphy served as Vice President of the Influenza Franchise and Global Vaccine Commercialization Leader at GlaxoSmithKline plc (NYSE: GSK) (“GSK”), where she led the global influenza vaccines business, global pandemic preparedness across vaccines and antivirals, lifecycle management, business development, and global P&L management. Ms. Murphy currently serves as a director of Blue Water Vaccines, Inc. (NASDAQ: BWV) and as a director (chairperson) of Clarus Therapeutics Holdings Inc. (NASDAQ: CRXT). Ms. Murphy also served as Vice President and Global Marketing Head for the shingles vaccine, SHINGRIX. From June 2014 to May 2015, Ms. Murphy was Vice President and Lead for the North America Vaccines Integration Planning Team, responsible for the integration planning of GSK’s acquisition of Novartis AG’s vaccine division. From October 2012 to June 2014, Ms. Murphy served as Vice President of U.S. Vaccines Customer Strategy and from March 2011 to October 2012, she served as the Senior Director of U.S. Influenza Portfolio Strategy. Prior to joining GSK in March 2011, Ms. Murphy worked for Novartis Vaccines and Diagnostics Inc., a division of Novartis AG (NYSE: NVS), as the head of the U.S. Meningococcal Franchise. Before working for Novartis, Ms. Murphy enjoyed a distinguished career at Merck & Co., Inc. (NYSE: MRK). Ms. Murphy has previously served in board and advisory roles for a privately-held vaccine development company, the Biotechnology Industry Organization, the Biodefense Advisory Council, and the Saint Joseph’s University Pharmaceutical & Healthcare Marketing MBA Program. Ms. Murphy holds a B.A. degree in English from Old Dominion University and a M.B.A. degree in Marketing from Saint Joseph’s University. Ms. Murphy has also completed the Marketing Excellence Program at the Wharton School of the University of Pennsylvania.

Ms. Murphy brings to the Company’s Board a wealth of experience in the commercialization and marketing of development-stage vaccine candidates, particularly those created by public companies. Ms. Murphy’s skill will be vital to the Company’s development of a vaccine candidate for SARS-CoV-2.

Dr. Frederick W. Telling. Dr. Telling was elected Chairman of the Board of Directors on February 4, 2011 and was appointed as Executive Chairman on May 2, 2021 following the resignation of Dr. Joslyn, the Company’s former President and Chief Executive Officer. Dr. Telling has served as a Director since June 2010. Dr. Telling retired from Pfizer Inc. in June 2007 after 30 years of service. At Pfizer Dr. Telling served as its Corporate Vice President and Vice President of Corporate Strategic Planning and Policy. Dr. Telling also serves on the boards of various civic and non-profit organizations. Dr. Telling holds a B.A. degree in History and Economics from Hamilton College and a MA degree in Industrial and Labor Relations and a PhD in Economics and Public Policy from Cornell University.

Dr. Telling brings to our Board an extensive array of business and industry experience as well as experience as a director of public companies.

Robert C. Koski. Mr. Koski has served as a Director since June 2009. Mr. Koski has practiced as an attorney with the Koski Firm, a sole proprietorship located in Atlanta, Georgia since 1992, where his practice includes litigation and tax law. Mr. Koski has also served as a partner in the Koski Family Limited Partnership, which beneficially owns an interest in the Company, and as a director of the Koski Family Foundation since December 1996. Mr. Koski holds a B.A. degree in Philosophy and English from Colgate University, a JD from Emory School of Law and an LLM degree in Taxation and Litigation from Emory University.

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Mr. Koski brings to our Board over two decades of experience in the legal field as a practicing attorney. In addition to his legal experience, Mr. Koski’s educational background provides a foundation for leadership and consensus-building.

Charles L. Pope. Mr. Pope has served as a Director since June 2010. Mr. Pope served as the Chief Financial Officer of Palm Bancorp, Inc. from June 2009 to June 2012. From September 2007 through June 2009, Mr. Pope served as the Chief Financial Officer of Aerosonic Inc., a manufacturer of aviation products. Mr. Pope served as the Chief Financial Officer of Reptron Inc., a manufacturer of electronic products, from March 2005 through June 2007. From March 2002 to March 2005, Mr. Pope served as Chief Financial Officer of SRI/Surgical Express, Inc. From February 2001 to March 2002, Mr. Pope served as Chief Financial Officer of Innovaro, Inc. (formerly UTEK Corporation NYSE American: INV) a public company. Mr. Pope currently serves as a director for Trxade Health, Inc. (NASDAQ: MEDS). Mr. Pope served as a director of Innovaro, Inc. from March 2010 to August 2012. Mr. Pope also served as a director of Inuvo, Inc. from July 2008 through July 2018. Prior to this time, Mr. Pope served as a Partner in the Audit and Financial Advisory Consulting Divisions of PricewaterhouseCoopers LLP, and he was also a Partner in the Accounting and SEC Directorate in PricewaterhouseCoopers LLP’s New York City office. Mr. Pope holds a B.S. degree in Economics and Accounting from Auburn University and is a Certified Public Accountant in Florida.

Mr. Pope brings to our Board over three decades of experience in the finance and accounting fields. In addition, Mr. Pope also has experience serving as a director of public companies.

Dr. Alan W. Dunton. Dr. Dunton has served as a Director of Oragenics, Inc. since April 2011. He is the principal owner of Danerius, LLC, a biotechnology consulting company which he founded in 2006. In addition to Oragenics, he is currently a Director of the public biotechnology company, Palatin, Inc. (AMEX: PTN), CorMedix (NASDAQ: CRMD) and Recce Pharmaceuticals (ASX: RCE). Dr. Dunton has held significant senior positions in major pharmaceutical companies. Most recent was from November 2015 through March 2018 as the Senior Vice President of Research, Development and Regulatory Affairs of Purdue Pharma L.P., a private pharmaceutical company. From January 2007 until March 2009, Dr. Dunton served as President and Chief Executive Officer of Panacos Pharmaceuticals, Inc. In 2005, Dr. Dunton served as the Non-Executive Chairman of the Board of Directors of ActivBiotics, Inc., a private biopharmaceutical company. Previously, he was the President and Chief Executive Officer of Metaphore Pharmaceuticals, Inc. from 2003 until 2006, when it merged with ActivBiotics. From 2004 until 2005, Dr. Dunton served as a member of the board of directors of Vicuron Pharmaceuticals until it was acquired by Pfizer, Inc. In 2002, Dr. Dunton served as President, Chief Operating Officer and a director of Emisphere Technologies, Inc., a biopharmaceutical company. From 1994 to 2001, Dr. Dunton was a senior executive in various capacities in the Pharmaceuticals Group of Johnson & Johnson. From 1999 to 2001, Dr. Dunton was President and Managing Director of The Janssen Research Foundation, a Johnson & Johnson company. From 1998 to 1999, he served as Group Vice President of Global Clinical Research and Development of Janssen. Prior to joining Janssen, Dr. Dunton was Vice President of Global Clinical Research and Development at the R.W. Johnson Pharmaceutical Research Institute, also a Johnson & Johnson company. Prior to joining Johnson & Johnson, Dr. Dunton held positions in clinical research and development at Syntex Corporation, CIBA-GEIGY Corporation and Hoffmann La Roche Inc. Dr. Dunton holds a MD degree from New York University School of Medicine, where he completed his residency in internal medicine. He also was a Fellow in Clinical Pharmacology at the New York Hospital/Cornell University Medical Center.

Dr. Dunton brings to our Board a significant depth of experience in the pharmaceutical industry that will be invaluable to the Company as we continue to develop biotechnology assets.

See “Corporate Governance” below for additional information regarding the Board.

We believe that each nominee for director: displays personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our shareholders. The information presented regarding each nominee for director and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Nominating Committee to the conclusion that such individual should serve as a director in light of our business and structure.

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There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Vote Required and Board of Directors’ Recommendation

If a choice is specified on the Proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted FOR the Director nominees. Election of each Director nominee will require the affirmative vote of a plurality of the votes cast by shares of Common Stock represented and entitled to vote at the Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

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PROPOSAL II
ADVISORY VOTE ON EXECUTIVE COMPENSATION

As provided in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) and as required by Section 14A of the Exchange Act, we provided our shareholders the opportunity to advise our Compensation Committee and Board of Directors regarding the compensation of our named executive officers as described in our Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“say on pay”). Our shareholders also were asked to indicate how frequently we should seek a “say on pay” advisory vote. The shareholders were able to indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years. In 2019, our shareholders voted in favor of holding the advisory votes on executive compensation every year, and the Company adopted this standard. Therefore, we provide our shareholders the opportunity to advise our Compensation Committee and Board of Directors regarding the compensation of our named executive officers as described in this Proxy Statement. In accordance with that policy, this year, the Company is again asking the shareholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are strongly aligned with our shareholders’ interests and consistent with current market practices for similarly situated companies. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares at the Annual Meeting or represented by Proxy and entitled to vote on the matter at the Annual Meeting. Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next scheduled say-on-pay vote will be at the 2022 Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL II.

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PROPOSAL III
APPROVAL TO AMEND THE AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF ORAGENICS, INC. TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Summary

We are proposing to amend our Amended and Restated Articles of Incorporation to increase our authorized Common Stock from 250,000,000 shares to 350,000,000 shares (the “Amendment”). The Board of Directors has approved the Amendment and recommends approval and adoption by the shareholders.

Purpose and Effect of the Amendment

The Board of Directors is recommending the proposed Amendment to increase the number of authorized shares of Common Stock to give the Company the ability and flexibility to issue shares of Common Stock for future corporate needs without the expense and delay associated with a special shareholders’ meeting, except where shareholder approval is required by applicable law. The Board of Directors believes that additional authorized shares of Common Stock would give the Company the necessary ability and flexibility to issue shares for various corporate purposes, including, but not limited to, capital-raising or financing transactions, potential strategic transactions, including mergers, acquisitions, and other business combinations; grants and awards under equity compensation plans; stock splits and dividends; and other general corporate purpose transactions. As a general matter, the Company would be able to issue the additional authorized shares of Common Stock in its discretion from time to time, subject to and as limited by, rules or listing requirements of the NYSE American or any other then applicable securities exchange, and without further action or approval of the Company’s shareholders. The discretion of the Board of Directors, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require the Company’s shareholders to approve such transaction. We currently have 300,000,000 shares of authorized capital stock consisting of 250,000,000 shares of Common Stock with a par value of $0.001 and 50,000,000 shares of preferred stock with no par value. As of October 19, 2022, there were [117,304,809 ] shares of the 250,000,000 authorized common shares issued and outstanding and 9,467,000 of our authorized preferred stock issued and outstanding, convertible into 1,351,700 shares of Common Stock. We also have [9,877,306] shares reserved for our stock option and incentive plan and 18,040,572 shares reserved for outstanding warrants. By approving the Amendment, you are voting to increase our authorized capital stock by an additional 100,000,000 shares for total authorized capital stock of 400,000,000 shares. The Board of Directors does not intend to issue any shares except on terms that it considers to be in the best interests of the Company and its shareholders. We also have a shelf registration statement to sell up to $9,670,000 in shares of Common Stock and at a presumed price of $0.40 per share we would issue an additional 16,201,819 shares of Common Stock.

As of the date of this Proxy Statement, we have no immediate plans, proposals, understandings, agreements or commitments to issue the additional shares of Common Stock we are seeking through the Amendment for funding, acquisitions or any other purpose. However, we review and evaluate potential capital raising activities, strategic transactions and other corporate actions on an ongoing basis to determine if such actions would be in our best interest and the best interest of our shareholders.

Impact of the Amendment

The additional shares of Common Stock for which authorization is sought would be a part of the existing class of Common Stock. If and when issued, these shares would have the same rights and privileges as the shares of Common Stock presently outstanding. No holder of Common Stock has any pre-emptive rights to acquire additional shares of our Common Stock.

Common Stock

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no pre-emptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current shareholders’ percentage ownership interest in the total outstanding shares of Common Stock. This Amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this Amendment.

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The proposed increase in the authorized number of shares of Common Stock could have a number of effects on our shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us, even if the persons seeking to obtain control offers an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. We have no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. We are not aware of any attempt, or contemplated attempt, to acquire control of us, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Our shareholders should recognize that, as a result of this proposal, they will own a fewer percentage of shares with respect to our total authorized shares, than they presently own, and will be diluted as a result of any issuance of Common Stock by us in the future.

There are currently no specific plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized (except with respect to potential issuances of shares upon our future financing efforts and exercise of currently outstanding options and warrants).

Preferred Stock

Currently, we are authorized to issue up to 50,000,000 shares of preferred stock and we have 9,467,000 shares of preferred stock outstanding, as of the Record Date. The Amendment does not change the number of shares of blank check preferred stock our board of directors is authorized to issue, however, our board of directors would be able to issue existing shares of authorized preferred stock with such designations, powers, preferences and rights as may be determined from time to time by our board of directors which include conversion rights into a greater number of common shares through the approval of the Amendment. This means that, if the Amendment is approved, except as may be required by law, NYSE American LLC rules or the approval rights of current holders of our outstanding preferred stock, no further shareholder approval would be required prior to the issuance of shares of preferred stock convertible into the Common Stock authorized by the Amendment. For example, under NYSE American LLC rules, in certain circumstances shareholder approval is required for any potential issuance of 20% or more of our outstanding shares of Common Stock (including upon conversion of convertible preferred stock) or 20% or more of the voting power outstanding before such issuance.

Our board of directors believes that authorization of additional shares of Common Stock is prudent because it is advisable to have the ability to authorize such shares of Common Stock and have them available in order to enhance our flexibility to consider and respond to future financing needs and opportunities as they arise from time to time, including possible issuances of convertible preferred stock in connection with such activities as public or private offerings of shares for cash and other corporate purposes. We cannot provide assurances that any such transactions will (i) be consummated on favorable terms or at all, (ii) enhance shareholder value or (iii) not adversely affect our business or the trading price of our Common Stock.

The authorization of the Common Stock will not have any immediate effect on the rights of existing shareholders. However, in connection with the issuance of any convertible preferred stock based on authorized and available blank check preferred, our board of directors would have the authority to designate and issue series of our preferred stock with dividend, liquidation, conversion, voting or other rights that may be superior to those of our Common Stock. The effects of the issuance of preferred stock upon holders of our Common Stock may include, among other things: (1) a preference in the payment of dividends to holders of preferred stock, which may restrict our ability to declare dividends on our Common Stock; (2) dilution of voting power if holders of preferred stock are given voting rights; (3) dilution of equity interests and voting power if the preferred stock is convertible, and converted into, Common Stock; or (4) a preference in payments upon liquidation to holders of preferred stock, which may limit liquidation payments on our Common Stock.

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There are currently no specific plans, arrangements, commitments or understandings for the issuance of the additional shares of preferred stock which are proposed to be authorized (other than as may be required in connection with future financings).

Certain Risks Associated with the Amendment

The issuance of additional shares of Common Stock could reduce existing shareholders’ percentage ownership and voting power in the Company and, depending on the transaction in which they are issued, could affect the per share book value or other per share financial measures.

By voting in favor of this proposal, you are voting to increase our authorized capital stock by an additional 100,000,000 shares for total authorized capital stock of 400,000,000 shares. Because our Amended and Restated Articles of Incorporation do not confer to our shareholders pre-emptive rights with respect to our Common Stock, when our Board of Directors elects to issue additional shares of Common Stock in the future, existing shareholders would not have a preferential right to purchase these shares and could suffer substantial dilution. You would suffer dilution in the book value of your shares if the additional capital stock is sold at prices lower than the price at which you purchased your Common Stock.

The Amendment could, under certain circumstances, have an anti-takeover effect, although that is not our intention with this proposal. For example, in the event of a hostile attempt to take control of the Company, it may be possible for the Board of Directors to impede that attempt by issuing shares of Common Stock, which would dilute the voting power for the other outstanding shares and increase the potential cost to acquire control of the Company. This Amendment therefore may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunities of our shareholders to dispose of their shares at a premium, which may be offered in takeover attempts or a merger proposal. The Amendment may have the effect of permitting our current management, including the current Board of Directors, to retain its position. However, as of the date of this Proxy Statement, the Board of Directors is not aware of any attempt to take control of the Company, and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Procedure For Amending Articles Of Incorporation-Text Of Amendment

Provided that this Proposal is approved by our shareholders, an Amendment to our Amended and Restated Articles of Incorporation, specifically amending Article II thereof will be filed with the Secretary of State of the State of Florida and upon such filing the Amendment will become effective. A copy of the proposed Amendment is attached hereto as Appendix A. The paragraph in Article II of our Amended and Restated Articles of Incorporation captioned “Capital Stock” is proposed to be replaced with the following text:

“Capital Stock. The aggregate number of shares of all classes of capital stock which this Corporation shall have authority to issue is Four Hundred Million (400,000,000) shares, consisting of (i) Three Hundred Fifty Million (350,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) Fifty Million (50,000,000) shares of preferred stock, no par value (the “Preferred Stock”).”

The only substantive changes would be to increase the number of shares of Common Stock that the Company may issue from 250,000,000 shares to 350,000,000 shares and to reflect a corresponding increase in the aggregate number of shares of capital stock that may be issued from 300,000,000 to 400,000,000 shares.

If the proposed Amendment is not approved by the Company’s shareholders, the number of authorized shares of Common Stock will remain unchanged.

No Dissenters’ Rights

No dissenters’ rights are available to any shareholder who dissents from the proposals to amend the Articles of Incorporation under the Florida Business Corporation Act (“FBCA”) or under our current Amended and Restated Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL III.

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PROPOSAL IV
RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN P.C.
AS THE COMPANY’S INDEPENDENT AUDITORS

Summary

Mayer Hoffman McCann P.C. served as the Company’s independent auditors and independent registered public accounting firm for the completion of the Company’s audit for the year ended December 31, 2021. The Audit Committee has again approved the appointment of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2022 and the Board has further directed that the Company submit the selection of independent auditors and independent registered public accounting firm for 2022 for ratification by the shareholders at this Annual Meeting.

Representatives of Mayer Hoffman McCann P.C., who are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Although ratification is not required by the Bylaws or otherwise, the Company is submitting the selection to its shareholders for ratification as a matter of good corporate practice and because the Company values its shareholders’ views. In the event the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different auditor/independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the Company’s and the Company’s shareholders’ best interests.

Mayer Hoffman McCann P.C. leases substantially all of its personnel, who work under the control of Mayer Hoffman McCann P.C. shareholders, from wholly owned subsidiaries of CBIZ, Inc., in an alternative practice structure.

Independent Auditors’ Fees and Services

The following table provides the aggregate fees billed for professional services rendered by the Company’s principal accountants, Mayer Hoffman McCann P.C. (“MHM”), in the categories indicated during each of the past two fiscal years ended December 31:

Services Rendered	2021	2020
Audit Fees (1)	$142,750	$154,250
Audit-Related Fees (2)	—	—
Tax Fees (3)	7,005	6,800
All Other Fees (4)	—	—
	$149,755	$161,050

(1)	Audit Fees. This category includes fees for professional services provided in conjunction with the audit of the Company’s financial statements and with the audit of management’s assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting, review of the Company’s quarterly financial statements, assistance and review of documents filed with the Securities and Exchange Commission, consents, and comfort letters and attestation services provided in connection with statutory and other regulatory filings and engagements.
(2)	Audit-Related Fees. This category includes fees for assurance and related professional services associated with due diligence related to mergers and acquisitions, consultation on accounting standards or transactions, internal control reviews and assistance with internal control reporting requirements, services related to the audit of employee benefit plans, and other attestation services not required by statute or regulation.
(3)	Tax Fees. This category includes fees for professional services provided related to tax compliance, tax planning and tax advice.
(4)	All Other Fees. There were no other fees paid to Mayer Hoffman McCann P.C.

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Substantially all MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

Pre-Approval Policy

The Audit Committee approves in advance all audit and non-audit services to be performed by the Company’s independent registered public accounting firm. The Audit Committee considers whether the provision of any proposed non-audit services is consistent with the Securities and Exchange Commission rules on auditor independence and has pre-approved certain specified audit and non-audit services to be provided by MHM for up to twelve (12) months from the date of the pre-approval. If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration.

Vote Required and Board of Directors’ Recommendation

Ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2022 requires the affirmative vote of the holders of a majority of the shares of Common Stock voting on this Proposal IV in person, or by Proxy at the Annual Meeting of Shareholders. Abstentions will be counted in the ratification of the selection of independent auditors and will have the same effect as “Against” votes.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL IV.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in such filing.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2021, and the notes thereto.

Review with Management

The Audit Committee reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2021 and the notes thereto. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee discussed with Mayer Hoffman McCann P.C. the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC, which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee also received and reviewed written disclosures and the letter from Mayer Hoffman McCann P.C. as required by applicable requirements of the PCAOB has discussed with Mayer Hoffman McCann P.C. their independence from us.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Charles L. Pope (Chair)

Dr. Alan Dunton

Robert C. Koski (from June 30, 2021)

Dr. Frederick Telling (through June 30, 2021)

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CORPORATE GOVERNANCE

Oragenics’ current corporate governance practices and policies are designed to promote shareholder value, and Oragenics is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity. You can access information regarding our corporate governance practices on our web site at https://ir.oragenics.com/governance-docs.

Corporate Governance Principles

Our Board has adopted Board of Directors Corporate Governance Policy, which sets forth the principles that guide the Board’s exercise of its responsibility to oversee corporate governance, maintain its independence, evaluate its own performance and the performance of our executive officers and set corporate strategy. Our Corporate Governance Policy, states that currently different individuals fill the roles of Chairman and Chief Executive Officer. Our Board may refine our Corporate Governance Principles from time to time. You can access our Corporate Governance Principles on our web site at https://ir.oragenics.com/governance-docs.

Code of Ethics/Standards of Business Conduct

It is our policy to conduct our operations in compliance with all applicable laws and regulations and to operate our business under the fundamental principles of honesty, integrity and ethical behavior. This policy can be found in our Company Operating Principles, which is applicable to all of our Directors, officers and employees, and which complies with the Securities and Exchange Commission’s requirements and with listing standards of the NYSE American we have adopted.

Our Company Operating Principles are designed to promote honest and ethical conduct and compliance with all applicable laws, rules and regulations and to deter wrongdoing. Our Company Operating Principles are also aimed at ensuring that information we provide to the public (including our filings with and submissions to the Securities and Exchange Commission) is accurate, complete, fair, relevant, timely and understandable. Our Company Operating Principles can be accessed on our web site at www.oragenics.com/governance. We intend to disclose amendments to certain provisions of our Company Operating Principles, or waivers of such provisions granted to Directors and executive officers, on our web site in accordance with applicable Securities and Exchange Commission requirements.

Independence of Directors

Our Common Stock is listed on a national securities exchange, the NYSE American. Accordingly, in determining whether our Directors are independent, we are required to comply with the rules of the NYSE American. We also expect to continue to comply with securities and other laws and regulations regarding the independence of directors, including those adopted under Section 301 of the Sarbanes-Oxley Act and Rule 10A-3 under the Securities and Exchange Act of 1934 with respect to the independence of Audit Committee members. The NYSE American listing standards define an “independent director” generally as a person, other than an officer of a company, who does not, in the view of the company’s Board of Directors, have a relationship with the Company that would interfere with the director’s exercise of independent judgment. The Board has affirmatively determined that each of the following directors, constituting a majority of the Board, is independent within the meaning of the NYSE American listing standards:

Dr. Frederick W. Telling

Charles L. Pope

Dr. Alan Dunton

Robert Koski

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Such independence definition includes a series of objective tests, including that the director is not an executive officer employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by the NYSE American listing standards, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As of June 23, 2022 the Board determined that Ms. Murphy no longer met the NYSE requirements for independence as a result of her appointment as the Company’s Chief Executive Officer and President.

Board Leadership Structure

We currently separate the positions of Chief Executive Officer and Chair of the Board. Since February 2011, Dr. Telling, one of our independent Directors, has served as our non-executive Chairman of the Board and since May 2, 2021 as Executive Chairman. The responsibilities of the Chair of the Board include: setting the agenda for each Board meeting, in consultation with the Chief Executive Officer; presiding at executive sessions; facilitating and conducting, with the Nominating Committee, the annual self-assessments by the Board and each standing committee of the Board, including periodic performance reviews of individual Directors; and conducting, with the Compensation Committee, a formal evaluation of the Chief Executive Officer and other executive officers in the context of the annual compensation review.

Separating the positions of Chief Executive Officer and Chair of the Board allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chair of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board believes that having an independent Director serve as Chair of the Board is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.

In addition, as described in more detail below, our Board has three standing committees, each chair and each member of which is an independent Director. Our Board delegates substantial responsibility to each Board committee, which reports their activities and actions back to the Board. We believe that our independent Board committees and their chairs are an important aspect of our Board leadership structure.

Risk Oversight

Our Board, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of our Board, our officers are responsible for the day-to-day management of the material risks Oragenics faces. In its oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The involvement of the Board in setting our business strategy at least annually is a key part of its oversight of risk management, its assessment of management’s appetite for risk and its determination of what constitutes an appropriate level of risk for Oragenics. The Board regularly receives updates from management and outside advisors regarding certain risks the Company faces, including potential litigation and various operating risks.

In addition, our Board committees each oversee certain aspects of risk management. For example, our Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of our risk-related internal controls, and internal investigations; our Compensation Committee oversees risks related to compensation policies and practices; and our Nominating Committee oversees governance related risks, such as Board independence and conflicts of interest, as well as management and Director succession planning. Our Board committees report their findings to the Board.

Senior management attends Board and Board committee meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters. The Board holds periodic strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the Company.

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Meetings of the Board of Directors and Committees

Board of Directors. Our property, affairs and business are under the general management of our Board of Directors as provided by the laws of the State of Florida and our Bylaws. The Board of Directors conducts its business through meetings of the full Board and through committees of the Board. The Board of Directors has appointed standing Audit, Compensation and Nominating Committees of the Board of Directors. The Board periodically reviews the size of the Board and recommends any changes it determines to be appropriate given our needs. Under our Bylaws, the number of members on the Board may be increased or decreased by resolution of the Board.

The Board currently consists of five members. The Board has no formal policy regarding board member attendance at the Annual Meeting of Shareholders. All of our existing Directors, with the exception of Mr. Koski who was out of town, attended the prior year’s annual meeting and all of our Directors are expected to attend the current Annual Meeting of Shareholders either in person or electronically. The Board of Directors met or unanimously consented to resolutions 14 times during the year ended December 31, 2021 (“Fiscal 2021”). All Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees during Fiscal 2021. In conjunction with regularly scheduled meetings, our “independent” Directors met in separate executive sessions.

Audit Committee: The Audit Committee members currently consist of Mr. Charles Pope, Robert Koski and Dr. Alan Dunton with Mr. Pope serving as Chairman. The Board has affirmatively determined that each such person met the independence requirements for audit committee purposes based on the more stringent independence standards imposed by applicable NYSE American and Securities and Exchange Commission rules. In addition, the Board of Directors has determined that Mr. Pope is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities and Exchange Act of 1934. In March 2004, the Audit Committee adopted a written charter which was modified on April 24, 2007 on December 29, 2009 and December 2019. The Company believes that its Audit Committee Charter complies with the requirements related to Sarbanes-Oxley and a current copy of the Audit Committee Charter is available on our website at www.oragenics.com. The Audit Committee met or unanimously consented to resolutions 5 times during Fiscal 2021.

The Audit Committee has the sole authority to engage and discharge, review the independence, qualifications, activities and compensation of the Company’s independent registered certified public accountants. The Audit Committee reports to the Board the appointment of the independent registered certified public accountants. The Audit Committee must assure regular rotation of the lead and concurring audit partners. The Audit Committee is responsible for the oversight of the Company’s financial policies, control procedures, accounting staff, and reviews and approves the Company’s financial statements. The Audit Committee is responsible for the review of transactions between the Company and any Company officer, Director or entity in which a Company officer or Director has a material interest. The Audit Committee must develop and maintain procedures for the submission of complaints and concerns about accounting and auditing matters. The Audit Committee must assure CEO and CFO certifications meet their obligations by performing a review and evaluation of the Company’s disclosure controls and procedures. The Audit Committee has the authority to engage the services of an outside advisor when required. The Audit Committee must receive reports from the independent registered certified public accountants on critical accounting policies, significant accounting judgments and estimates, off-balance sheet transactions and non-Generally Accepted Accounting Principles financial measures.

Compensation Committee: The Compensation Committee consists of Directors Dr. Alan Dunton, Dr. Frederick Telling, and Mr. Charles Pope with Dr. Dunton serving as Chairman. The Board has determined that each current member of the Compensation Committee meets the applicable requirements for independence. None of the Compensation Committee members has ever been an officer or employee of the Company. The Compensation Committee is responsible for establishing the compensation of the Company’s Directors, Chief Executive Officer and all other executive officers, including salaries, bonuses, severance arrangements, and other executive officer benefits. The Committee also administers the Company’s various incentive and stock option plans and designates both the persons receiving awards and the amounts and terms of the awards. The Compensation Committee adopted a charter in March 2004 to outline its compensation, benefits and management development philosophy and to communicate to shareholders the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. The Charter was modified on April 24, 2007, on December 29, 2009 and on June 6, 2013 and December 2019. A current copy of the Compensation Committee’s charter is available on our website at www.oragenics.com. The Compensation Committee met or unanimously consented to resolutions 4 times during Fiscal 2021.

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Nominating Committee: The Nominating Committee consists of Directors Charles Pope, Dr. Alan Dunton and Frederick Telling (replacing Kimberly Murphy as of June 23, 2022) with Mr. Pope serving as Chairman. The Board has determined that each current member of the Nominating Committee meets the applicable requirements for independence. The Nominating Committee met 2 times during Fiscal 2021. The Board adopted a nominating committee charter. The charter was updated on February 12, 2014 and December 2019. A current copy of the Nominating Committee’s charter is available on our website. In addition to recommending candidates to the Board for election at the Annual shareholder Meeting, the Nominating Committee oversees the evaluation of the Board as a whole and its committees, as well as individual evaluations of those Directors who are being considered for possible re-nomination to the Board. The evaluation process occurs annually and has, to date, been informal.

The Nominating Committee has not established specific minimum age, education, and years of business experience or specific types of skills for potential Director candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. The Nominating Committee also believes it is appropriate for a member of the Company’s management to participate as a member of the Board of Directors, although at present no such management member serves on the Board of Directors. The Nominating Committee will consider as candidates for Director individuals who possess a high level of ethics, integrity and values, and who are committed to representing the long-term interests of our shareholders. Such candidates must be able to make a significant contribution to the governance of the Company by virtue of their business and financial expertise, educational and professional background. The business discipline that may be sought at any given time will vary depending on the needs and strategic direction of the Company, and the disciplines represented by incumbent Directors. In evaluating candidates for nomination as a Director, the Nominating Committee will also consider other criteria, including geographical representation, independence, practical wisdom, mature judgment and having sufficient time to devote to the affairs of the Company in order to carry out the responsibilities of a Director. One or more of our Directors is required to possess the education or experience required to qualify as an audit committee financial expert as defined in the applicable rules of the Securities and Exchange Commission. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating Committee believe that it is essential that the members of the Board of Directors represent diverse viewpoints and a diverse mix of the specific criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees.

Shareholder Recommendation of Nominees. The Board does not currently have a policy with regard to the consideration of any Director candidates recommended by security holders. Given the Company’s current size, stage of development, and size of the Board, the Board believes that it is not currently appropriate to establish a separate policy for security holders to submit such recommendations. Notwithstanding the lack of a formal policy regarding security holder nominations, the Board may from time to time consider candidates proposed for consideration for service on the Company’s Board by security holders. The Nominating Committee will consider qualified Director nominees recommended by shareholders when such recommendations are submitted in accordance with applicable law, rule or regulation regarding Director nominations. Shareholders may submit candidates for nomination to our Board of Directors by writing to: Nominating Committee of the Board of Directors, Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634.

When submitting a nomination to us for consideration, a shareholder must provide certain information about each person whom the shareholder proposes to nominate for election as a Director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a Proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Securities Exchange Act of 1934, or the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a Director if elected. The Board has not set any specific minimum qualifications that must be met by a nominee presented for consideration to the Board by a security holder. A Board member may become aware of a potential nominee and present such nominee to the full Board for consideration at a Board meeting. The Board would evaluate the candidate and determine whether such person should be considered for Board service based on a variety of criteria including but not limited to, whether the individual has experience in the Company’s industry, potential conflicts, and the person’s ability to work with existing Board members and expected contributions. The Board would evaluate a nominee submitted by a security holder in the same or similar manner as one recommended by the Nominating Committee.

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Direct Shareholder Communication to Board Members

The Company does not currently have a formal process for direct shareholder communications to the Board. The basis for the Board’s view that it is appropriate for the Company to not have such a formal process includes but is not limited to the following: the Company’s limited financial and personnel resources, the Company’s stage of operations and development and the ability for shareholders to communicate with Board members informally.

Shareholders with questions about the Company are encouraged to contact the Company’s Corporate Secretary. However, if shareholders feel their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to an individual Director(s) or to the Company’s Board of Directors, c/o Corporate Secretary, Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634. All shareholder communications received by the Company’s Corporate Secretary in this manner will be delivered to the individual Director(s) or to the Company’s Board of Directors.

The Chairman of the Board of Directors, Dr. Frederick Telling, is an independent Director and has been designated by the Board of Directors to preside at the executive sessions of the independent Directors. If interested parties wish to make a concern known to the independent Directors, they may do so in a writing addressed to the Chairman of the Board, Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634.

Director Compensation

The Director Compensation program for 2021 consisted of the following:

Non-employee directors

Cash Compensation. The Director compensation program for 2021 provided that all non-employee Directors would receive an annual base fee for service on the Board of $45,000. In addition, the Chairperson of the Board and of our Audit Committee, Compensation Committee and Nominating Committee would also receive annual fees of $40,000, $20,000, $15,000 and $10,000 respectively. All non-employee Directors serving on our Audit Committee, Compensation Committee and Nominating Committee (other than as the Chairperson) would receive an annual fee of $10,000, $7,500, and $5,000, respectively, in connection with such committee service. In addition, from time to time, the Board may establish special committees and in connection therewith determine the cash compensation that would be paid to the directors serving on a special committee at the time of the establishment of such committee. All fees for Board service are generally paid on or before the last business day of each quarter.

The Board expects to meet in-person for a minimum of four meetings each year. To the extent, the Board meets in excess of six in-person meetings an additional per meeting fee would also be considered to be paid to each director by the Board for such additional in-person meeting. To the extent the Board determines to establish a special committee or a special committee was previously established and continues to function, the Board would determine the cash compensation payable to each director serving on any such special committee.

Our Compensation Committee and our Board of Directors use market data as one means of evaluating and establishing Board remuneration. In 2019 and 2020, the Compensation Committee engaged Korn Ferry, as a compensation consultant to advise the Compensation Committee. From time to time the Compensation Committee seeks the advice for compensation consultants on matters related to executive compensation, board remuneration and related governance matters.

Equity Compensation-New Director. Equity compensation is issued to Directors upon joining our Board. Non-employee Directors receive a stock option for the purchase of shares of Company’s Common Stock equating to $60,000 with an exercise price set as the Closing price of the Company’s Common Stock on the day immediately prior to the appointment to the Board, which will immediately vest and be exercisable for ten years, subject to early termination under the terms of the 2021 Equity Incentive Plan (the Equity Incentive Plan). If new directors join the Board before July 1 of the calendar year, they would receive 100% of the value; 50% of such total value if they join between July 1 and October 1; 25% of such total value if they join after October in a calendar year.

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Annual Equity Compensation Awards. As part of the Director Compensation Program each non-employee director receives equity awards under the Equity Incentive Plan. In February 2021 the Board considered and made its annual equity awards to non-employee directors of 160,000 stock options each which were awarded under the Company’s 2012 Equity Incentive Plan at an exercise price of $1.20 per share, the closing price on February 18, 2021. The options vested immediately. During December 2021 the Board again considered the annual equity award for the ensuing 2022 year and the limitations imposed by the 2012 Equity Incentive Plan and made an annual equity award to non-employee directors for 2022 of 75,000 stock options each at a price per share of $0.49, the closing price on December 16, 2021. The options vested immediately.

The stock option awards are subject to the standard terms and conditions of the Company’s form of stock option agreement which includes earlier vesting upon a change in control of the Company.

Discretionary Awards. As part of the Director Compensation Program, the Board may also make discretionary equity-based awards from time to time under our Equity Incentive Plan. No discretionary equity-based awards were made in 2021.

Minimum dollar value stock ownership requirements. Each non-employee director receiving the above equity-based awards will be subject to a minimum dollar value stock ownership holding requirement with respect to the awards received as well as all prior equity awards under the 2012 Incentive Plan which requirement is intended to align the ability to sell shares with the performance of the Company’s stock price. The non-employee Directors will each be subject to a minimum dollar value stock ownership requirement equal to six times the annual Board retainer ($270,000) which dollar threshold they would be precluded from selling shares of Company stock acquired from the Company under its Equity Incentive Plan.

Reimbursement of Expenses. Non-employee Directors are also reimbursed for expenses incurred in connection with their attendance at Board or committee meetings and reasonable out-of-pocket business expenses associated with their Board service.

Long-term Incentive Compensation. The Company did not have a Long-Term Incentive Compensation plan in place performance in 2021 for its Non-Employee Directors.

The following table sets forth the compensation of our non-employee Directors in 2021.

Director Compensation Table

Name	Fees earned or paid in cash (1)	Stock Awards	Option awards (2)	All other compensation (3)	Total
Dr. Frederick W. Telling	$213,855	—	224,800	—	$438,655
Robert C. Koski	$50,000	—	224,800	—	$274,800
Charles L. Pope	$82,500	—	224,800	—	$307,300
Dr. Alan W. Dunton	$106,832	—	224,800	—	$331,632
Kimberley W. Murphy	$116,250	—	224,800	—	$341,050

(1)	Amounts represent cash compensation earned by our Non-employee Directors during 2021 in connection with their Board service including any service on committees or service in connection with special committees established by the Board.

(2)	The amounts in this column represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718, Compensation—Stock Compensation (ASC 718). On February 18, 2021 and as part of the Company’s non-employee Director Compensation Program, each non-employee Director was awarded stock options, under the Company’s 2012 Equity Incentive Plan to purchase 160,000 shares of Company common stock, respectively, at an exercise price of $1.20 per share, the closing price of the Company’s common stock on the grant date, February 18, 2021. The options vested immediately. On December 16, 2021 and as part of the Company’s non-employee Director Compensation Program, each non-employee Director was awarded stock options, under the Company’s 2012 Equity Incentive Plan to purchase 75,000 shares of Company common stock, respectively, at an exercise price of $0.49 per share, the closing price of the Company’s common stock on the grant date, December 16, 2021. The options vested immediately. As of the end of the year non-employee directors, Telling, Koski, Pope, Dunton and Murphy have aggregate options to acquire, 717,080, 873,620, 873,620, 873,620 and 373,664, respectively and there are no stock awards outstanding for any non-employee director.

(3)	No other compensation was paid to the non-employee Directors except for reimbursement for travel expenses to Board meetings and other Board related meetings.

Employee Directors

The Director Compensation Program provides that employee Directors receive no additional compensation in connection with their board service. There was one employee Director in 2021, Dr. Joslyn, our former President and Chief Executive Officer for portion of the year, and no separate compensation is paid for his service as a director. For a summary of Dr. Joslyn’s compensation see the Summary Compensation Table.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section explains the objectives of our named executive officer compensation program, the compensation decisions we made with respect to compensation for our fiscal year ended December 31, 2021, and the factors we considered in making those decisions, and focuses on the compensation of officers who our “named executive officers” included in the Summary Compensation Table herein:

●	Michael Sullivan, our Chief Financial Officer and Interim Principal Executive Officer;

●	Martin Handfield, our Senior Vice President of Discovery Research; and

●	Alan Joslyn, (former President and Chief Executive Officer).*

*Dr. Joslyn resigned from the Company on May 2, 2021 and entered into a separation and release agreement with us.

Michael Sullivan. Mr. Sullivan has served as our Interim Principal Executive Officer from October 30, 2014 until June 5, 2016 and again from May 2, 2021 to June 23, 2022. He is currently serving as our Chief Financial Officer, Secretary and Treasurer since February 6, 2012. Mr. Sullivan has held senior level financial positions for several publicly and privately held businesses including Utek Corporation, eANGLER, and HSN Direct International Limited. Most recently, he was the Group Financial Officer for the Investigative Services and Litigation Consulting Services segment of First Advantage Corporation a firm specializing in talent acquisition solutions where he streamlined the employee recruitment process. Mr. Sullivan is a Florida Certified Public Accountant. He graduated from the Florida State University with a Bachelor of Science in Accounting and a Master of Business Administration.

Dr. Martin Handfield. Dr. Handfield is, the Company’s Senior Vice President of Discovery Research and previously has served as our Director of Research and Development. Dr. Handfield has served the Company since January 2009. Prior to joining our Company, Dr. Handfield held a position as Tenured Associate Professor at the Center for Molecular Microbiology and the Department of Oral Biology at the University of Florida College of Dentistry, where he co-invented IVIAT and co-founded ivi Gene Corp. and Epicure Corp. to commercialize this and related technologies. Dr. Handfield holds a B.S. degree in Biochemistry, and a MS degree and PhD in Microbiology and Immunology from the Université Laval College of Medicine in Canada, and did postdoctoral training at the University of Florida.

The Compensation Committee of our Board of Directors is responsible for establishing and evaluating our policies governing the compensation of our executive officers, including its named executive officers. The Compensation Committee reviews and proposes recommendations to the Board of Directors regarding the compensation to be paid to the Chief Executive Officer. In addition, the Compensation Committee reviews and approves the compensation to be paid to all other executive officers. The Compensation Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive. The Compensation Committee has, in the past, at times included the other members of our Board of Directors in its deliberations regarding the salaries of our named executive officers.

At our prior Annual Meeting of Shareholders, on an advisory basis, a majority of the shareholders who voted on this matter, approved the compensation of our named executive officers as disclosed in our prior Proxy Statement. The Compensation Committee believes the views of our shareholders are an important consideration when making decisions regarding our compensation program and will continue to take the views of our shareholders into consideration when assessing our compensation program and making decisions related to the structure and amount of pay.

Business Highlights

This past year was significant for the Company as we further developed our immunization product candidate to combat the novel coronavirus pandemic. Our compensation program continues to reflect the challenges associated with designing a compensation program at the beginning of the year that addresses pre-clinical work towards the development of a vaccine. Despite such challenges, the Compensation Committee remains committed to a philosophy which strongly aligns pay with demonstrated performance, and is confident that the decisions made are reflective of this overarching philosophy.

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Compensation Objective

Our named executive compensation programs are designed to achieve the following objectives:

●	Attract, motivate and reward named executive officers whose knowledge, skills, performance and business relationships are critical to our success;

●	Align the interests of our named executive officers and shareholders by motivating named executive officers to ultimately increase shareholder value as well as facilitate retention;

●	Motivate our named executive officers to manage our business to meet our short term and long-range goals and reward accomplishment of these goals;

●	Provide a competitive compensation package which includes some pay for performance factors.

Compensation Determination Process

We conduct an annual review of named executive officer compensation, generally in December or January. At the Compensation Committee’s direction, our Chief Executive Officer or Interim Principal Executive Officer prepares an executive compensation review for each named executive officer, other than himself, which may include recommendations for:

●	a proposed year-end bonus, if any, based on the achievement of individual and/or corporate objectives;

●	a proposed increase, if any, in base salary and target annual incentive opportunity for the upcoming year; and

●	an award, if any, of stock options or stock awards for the year under review.

As part of the compensation review, our Compensation Committee also considers changes to a named executive officer’s employment agreement, compensation arrangements, responsibilities or severance arrangements.

In accordance with NYSE American requirements, the Compensation Committee also meets in an executive session without the Chief Executive Officer or Interim Principal Executive Officer to consider and make recommendations to our Board of Directors regarding the Chief Executive Officer’s or Interim Principal Executive Officer’s compensation, including base salary, cash bonus and year-end annual stock options. The Compensation Committee also grants year-end stock options to other named executive officers based on, among other factors, recommendations by our Chief Executive Officer or Interim Principal Executive Officer.

In conjunction with the year-end annual compensation review, or as soon as practicable after the fiscal year-end, our Chief Executive Officer or Interim Principal Executive Officer recommends to the Compensation Committee the corporate objectives and other criteria to be utilized for purposes of determining cash bonuses (i) for each named executive officer for the upcoming year (in accordance with that named executive officer’s employment agreement), and (ii) for all other employees as a group. The Compensation Committee in its discretion may revise our Chief Executive Officer’s or Interim Principal Executive Officer’s recommendations or make its own recommendations to our Board of Directors, which may in turn suggest further revisions. At the end of the year, the Compensation Committee, in consultation with our Chief Executive Officer or Interim Principal Executive Officer, reviews performance and determines the extent to which any established goals were achieved.

Setting Compensation for Named Executive Officers - Compensation Committee, Board of Directors and Chief Executive Officer

The Compensation Committee of our Board of Directors has the primary responsibility for determining compensation of our named executive officers. Our Compensation Committee recommends the compensation of our Chief Executive Officer or Interim Principal Executive Officer and determines all compensation matters for our named executive officers, including base salary, bonuses, and equity compensation. Our Board of Directors, after considering the recommendations of the Compensation Committee, makes the final determination with respect to the compensation of our Chief Executive Officer or Interim Principal Executive Officer. Utilizing input from our Chief Executive Officer or Interim Principal Executive Officer, the Compensation Committee makes an independent decision on compensation for each other named executive officers, although our Compensation Committee has, on occasion, submitted its compensation determinations for named executive officers to our full Board of Directors for its approval.

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Role of Compensation Consultant

Our Compensation Committee is authorized to engage a compensation consultant or other advisors to review our executive officers’ compensation, including a benchmarking analysis against the compensation of executive officers at comparable companies, to ensure that our compensation is market competitive, with the goal of retaining and adequately motivating our senior management. In March 2019 and January of 2020, our Compensation Committee retained Korn Ferry as a compensation consultant (“Korn Ferry”) to assess our current compensation programs and provide recommendations for continued improved alignment of the programs with our compensation philosophy and goals and to review and make recommendations regarding our executive and director compensation for 2019 and 2020.

Our Compensation Committee regularly evaluates the performance and use of its compensation consultant, considers alternative compensation consultants, and has the final authority to engage and terminate such services. The Compensation Committee assessed the independence of Korn Ferry pursuant to SEC rules and the applicable listing standards of the NYSE American and concluded that no conflict of interest existed that would prevent Korn Ferry from serving as an independent consultant to our Compensation Committee.

During 2019 and 2020, Korn Ferry attended meetings of our Compensation Committee (both with and without management present) and provided the following services:

●	consulting with the Compensation Committee chair and other members between committee meetings;

●	establishing a compensation comparator peer group for use when making compensation decisions;

●	providing competitive market data based on the compensation peer group for our executive officer positions and evaluating how the compensation we pay our executive officers compares both to our performance and to how the companies in our compensation peer group compensate their executives;

●	reviewing and analyzing the base salary levels, annual cash bonus opportunities, and equity incentive compensation opportunities of our executive officers;

●	assessing executive compensation trends within our industry, and updating on corporate governance and regulatory issues and developments;

●	reviewing market equity compensation practices, including burn rate and overhang, and advising on the mix of equity award types; and

●	providing competitive market data based on the compensation peer group for the non-employee members of our Board and evaluating the compensation we pay to our non-employee directors.

During 2021 our Compensation Committee chair consulted informally with Korn Ferry representatives.

Benchmarking in the Context of Our Other Executive Compensation Principles

Our Compensation Committee reviews the compensation of similarly-situated executive officers at companies that we consider to be our peers, taking into consideration the experience, position and functional role, level of responsibility and uniqueness of applicable skills of both our executive officers and those of our peers, and the demand and competitiveness for attracting and retaining an individual with each executive officer’s specific expertise and experience. While this analysis is helpful in determining market-competitive compensation for senior management, it is only one factor in determining our executive officers’ compensation, and our Compensation Committee exercises its judgment in determining the nature and extent of its use.

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For purposes of comparing our executive compensation against the competitive market, our Compensation Committee reviews and considers the compensation levels and practices of a group of comparable biotechnology companies. The companies in this compensation peer group for 2019 and 2020 were selected by our Compensation Committee in Mach 2019 and reviewed in January 2020, in consultation with Korn Ferry, on the basis of their similarity to us at those times in terms of size, market capitalization, stage of development, research and development spend, industry sector, business strategy, and number of employees.

To analyze the compensation practices of the companies in our compensation peer group, Korn Ferry gathered data from public filings (primarily proxy statements) and from other sources. This market data was then used as a reference point for our Compensation Committee to assess our current compensation levels in the course of its deliberations on forms and amounts of compensation. Given our objective of attracting, retaining, motivating, and rewarding a highly-skilled team of executive officers and other employees, we aim to deliver a total compensation package that is within a competitive range around the median as compared to peers, with an emphasis on equity incentive compensation so as to more effectively tie our named executive officers and employees’ interests to those of our shareholders. In light of this, when undertaking its competitive analysis, our Compensation Committee reviews data pertaining to the 25th, 50th and 75th percentiles for base salary, total cash compensation (base salary plus annual bonus) and equity compensation. This competitive analysis is one factor, among others, taken into account by our Compensation Committee in assessing current compensation levels and recommending changes to compensation or additional awards of equity. Our Compensation Committee expects to review our compensation peer as it believes necessary to make adjustments to its composition, taking into account changes in both our business and the businesses of the companies in the peer group. Due to the small number of employees and executive officers we have, among other factors, our Compensation Committee did not undertake an update to the peer group in 2021.

Our Compensation Committee believes that, given the competitiveness of our industry and our culture, our base compensation, annual cash bonuses and equity programs are flexible enough to reward the achievement of clearly defined corporate goals and are sufficient to retain our existing executive officers and to hire new executive officers with the appropriate qualifications and experience.

Elements of Named Executive Compensation

For 2021, the principal components of compensation for our named executive officers consisted of:

●	Annual base salary;

●	Annual bonus incentives; and

●	Equity Incentive Awards/Option Awards.

Annual Base Salary

We provide our named executive officers with base salary to compensate them for services rendered during the year. Generally, the base salaries reflect the experience, skills, knowledge and responsibilities required of each executive officer, and reflect our executive officers’ overall performance and contributions to our business.

During its review of base salaries for executives, the Compensation Committee primarily considers:

●	the negotiated terms of each named executive officer’s employment agreement, if any;

●	an internal review of the named executive officer’s compensation, both individually and relative to other named executive officers; and

●	base salaries paid by comparable companies in the biopharmaceutical industry that have a similar business and financial profile.

Salary levels are considered annually as part of the company’s performance review process. Merit-based increases to salaries are based on management’s assessment of the individual’s performance, the recommendations made by the Chief Executive Officer to the Compensation Committee, and the comparative compensation at peer companies. The factors used in determining increases in base salary include individual performance, changes in role and/or responsibility and changes in the competitive market environment. The Compensation Committee periodically reviews the base salary for each executive officer.

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Annual Incentive Bonuses

We provide an opportunity for each of our named executive officers to receive an annual incentive bonus based on the satisfaction of individual and company objectives established by our Board of Directors, or if no objectives are established at the discretion of the Committee. These incentives are paid in cash. For any given year, these objectives may include individualized goals or company-wide goals that relate to operational, strategic or financial factors such as progress in developing our product candidates, achieving certain manufacturing, intellectual property, clinical and regulatory objectives, and raising certain levels of capital.

2021 Bonus Plan

The Company established performance-based bonus targets for its named executive officers in 2021 (the “2021 Bonus Plan”). The percentages were weighted for purposes of determining bonuses, if any, for the Company’s executive officers with respect to 2021 performance. Under such cash bonus program, Mr. Sullivan, and Dr. Handfield were eligible for cash bonuses of up to 35% and 25% of their respective base salaries, or $80,483, and $51,345 respectively, (each a “Bonus Target”).

The bonuses payable to Mr. Sullivan were to be based upon the achievement of the following objectives:

(i) Up to 45% of the Bonus Target for financial performance objectives including the Company’s raising capital, budgeting and finance planning;

(ii) Up to 35% of the Bonus Target for initiatives regarding the Company’s performance; and

(iii) Up to 20% of the Bonus Target for financial plan as part of strategic development plan.

The bonuses payable to Dr. Handfield are to be based upon the achievement of the following objectives:

(i) Up to 30% of the Bonus Target for objectives related to lantibiotic intellectual property and development plans;

(ii) Up to 50% of the Bonus Target for objectives related to lantibiotic research and development testing; and

(iii) Up to 20% of the Bonus Target for the objectives related to lantibiotic manufacturing developments.

The executive officers’ actual bonuses for fiscal year 2021 were eligible to exceed 100% of their 2021 Bonus Target percentage in the event performance exceeds the predetermined goals and/or upon the achievement of other specified goals, including stretch goals. Payment of bonuses to the Company’s executive officers under the 2021 Bonus Program and the actual amount of such bonus, if any, are at the discretion of the Compensation Committee.

For our former Chief Executive Officer Dr. Joslyn, the bonuses payable were based upon the achievement of the following objectives: (i) Up to 50% of the Bonus Target for financial performance objectives relating to the Company’s preferred stock, raising capital and the Company’s performance; (ii) Up to 45% of the Bonus Target for objectives related to a vaccine development strategic plan and clinical trials; and (iii) Up to 5% of the Bonus Target for objectives related to the Company’s Lantibiotic portfolio. A portion of the Bonus Target for performance that had been achieved prior to Dr. Joslyn’s resignation was paid to Dr. Joslyn pursuant to his separation agreement with us.

Equity Incentive Compensation

We believe that successful long-term corporate performance is more likely to be achieved with a corporate culture that encourages a long-term focus by our named executive officers and other employees through the use of equity awards, the value of which depends on our stock performance. We established our 2012 Equity Incentive Plan, as amended to provide all of our employees, including our named executive officers, with incentives to help align our employees’ interests with the interests of our shareholders and to enable them to participate in the long-term appreciation of our shareholder value. Additionally, equity awards provide an important retention tool for all employees, as the awards generally are subject to vesting over an extended period of time based on continued service with us.

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We typically grant equity awards in connection with hiring a new employee. In addition, equity awards may also be granted for performance annually at, or soon after, the end of each year, depending on position, performance and tenure at the Company.

The determination of whether to grant stock options, as well as the size of such grants, to our named executive officers involves assessments by the Compensation Committee and our Board of Directors and, with respect to named executive officers other than assessments by our Chief Executive Officer . Generally, annual equity awards are driven by our desire to retain and motivate our named executive officers, and we consider individual performance and contributions during the preceding year to the extent the Compensation Committee and our Board of Directors believe such factors are relevant. As with base salary and cash bonuses, in evaluating and determining stock option grants to our named executive officers, the Compensation Committee and our Board of Directors also considers publicly available data prepared by Korn Ferry at the request of the Compensation Committee from other similar clinical stage companies identified by the Compensation Committee.

We currently grant stock options or stock awards to new employees when they join our Company based upon their position with us and their relevant prior experience. The range of options that can be granted to employees is prescribed in a schedule based on employee’s title and position. The awards granted by the Compensation Committee generally vest over time during the ten-year option term (although some previously granted awards vest immediately), or upon the achievement of certain milestones. Unless otherwise agreed to by us with respect to a termination without “cause” or for “good reason,” vesting and exercise rights generally cease upon termination of employment, except in the case of death (subject to a one-year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a shareholder with respect to the shares subject to such option, including voting rights or the right to receive dividends or dividend equivalents. In addition to the initial option grants, our Compensation Committee may grant additional options to retain our employees and reward, or provide incentive for, the achievement of corporate goals and strong individual performance. Our Board of Directors has not granted our Chief Executive Officer the discretion to grant options to non-executive employees upon joining our Company, or to make grants during each annual non-executive employee review cycle.

It is our policy to award stock options at an exercise price equal to the closing price on the NYSE American Market of our common stock on the date of the grant. For purposes of determining the exercise price of stock options, the grant date is deemed to be the later of the first day of employment for newly hired employees, or the date on which the Compensation Committee approves the stock option grant.

We have no program, practice or plan to grant stock options, in coordination with the release of material nonpublic information. We also have not timed the release of material nonpublic information for the purpose of affecting the value of stock options or other compensation, and we have no plan to do so. We do, however, have a policy regarding the adjustment or recovery of stock option awards in connection with the restatement of our financial statements, as our stock option awards have not been tied to the achievement of specific financial statement goals.

Other Compensation

Other aspects of compensation applicable to our named executive officers consist of the following:

Retirement Benefits. We maintain a Simple Individual Retirement Arrangement plan in which all full-time employees, including our named executive officers, are eligible to participate. We provide this plan to help its employees save some amount of their cash compensation for retirement in a tax efficient manner. We do not provide an option for its employees to invest in our stock under the 401k plan. We match 100% of the employee’s contribution up to a maximum of 3% of the employee’s compensation.

Health and Welfare Benefits. All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage as may be provided and applicable to all employees.

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Perquisites. We do not provide perquisites or other personal benefits to our named executive officers other than those that we provide to our employees.

Employment Agreements. During 2021, we had employment agreements in effect with Mr. Michael Sullivan, and Dr. Martin Handfield and with our former Chief Executive Officer. We entered into employment agreements with these officers to ensure that they would perform their respective roles with us for an extended period of time. In addition, we also considered the critical nature of each of their positions and our need to retain them when we committed to these agreements. In May 2021, we entered into a separation and release agreement with our former Chief Executive Officer, Dr. Joslyn in connection with his resignation. See “Employment Contracts and Change in Control Arrangements.”

2021 Named Executive Officer Compensation Decisions

We believe that the total compensation paid to our named executive officers for the fiscal year ended December 31, 2021 achieved the overall objectives of our executive compensation program. In accordance with our overall objectives, we believe executive compensation for 2021 was competitive with other similarly-sized companies. The Compensation Committee took the following key compensation actions in 2021:

Base Salaries

During 2021, we made the following changes in the annual base salaries of our named executive officers.

Name	Annual Salary For 2020	Increase	Annual Salary For 2021
Michael Sullivan	$229,500	$20,500	$250,000
Dr. Martin Handfield	$205,380	$17,820	$223,200

Determination of Cash Bonus-2021:

We made performance-based cash bonus awards pursuant to the terms of the 2021 Bonus Plan to Mr. Sullivan and Dr. Handfield of $70,000, and $39,060, respectively, based upon their performance during 2021. These performance-based cash bonus awards were made in January of 2022. As part of Dr. Joslyn’s separation, severance and release agreement, we made a performance-based cash bonus award of $55,126 based upon achieved performance goals during 2021 prior to his resignation. This performance-based cash bonus award was paid over an eight-month period ending December 31, 2021.

Determination of Equity Awards:

We made stock option grants to Dr. Joslyn, Mr. Sullivan, and Dr. Handfield, under the Company’s 2012 Equity Incentive Plan. Dr. Joslyn, Mr. Sullivan, and Dr. Handfield, received grants which are subject to time-based vesting in equal annual installments over a three-year period on the first, second and third anniversaries of the date of grant, to purchase 400,000, 250,000 and 220,000 shares of Company common stock, respectively, at an exercise price of $1.20 per share, the closing price of the Company’s common stock on the grant date, February 18, 2021. In addition, Mr. Sullivan, and Dr. Handfield, received grants which are subject to time-based vesting in equal annual installments over a three-year period on the first, second and third anniversaries of the date of grant, to purchase 150,000 and 75,000 shares of Company common stock, respectively, at an exercise price of $0.49 per share, the closing price of the Company’s common stock on the grant date, December 16, 2021.

The stock option awards are subject to the standard terms and conditions of the Company’s form of stock option agreement which includes, as applicable, earlier vesting upon a change in control of the Company.

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Summary Compensation Table

The following table sets forth the aggregate compensation in 2021 and 2020 for services in all capacities paid or accrued by the Company to Mr. Michael Sullivan, and our next most highly compensated officers who earned more than $100,000 in total salary and bonus during the fiscal year ended December 31, 2021 (the “Named Executive Officers”).

Name and principal position	Year	Salary	Bonus(1)	Stock Awards (2)	Option Awards (2)	All Other Compensation (3)	Total
Michael O. Sullivan	2021	$238,304	$70,000	$—	$367,000	$7,124	$682,428
Interim Principal Executive Officer and Chief Financial Officer	2020	$229,950	$60,361	$—	$235,000	$6,899	$532,210
Dr. Martin Handfield	2021	$209,835	$39,060	$—	$295,600	$6,295	$550,790
Senior Vice President Discovery Research	2020	$205,380	$38,509	$—	$206,800	$6,162	$456,851
Former Officer:
Dr. Alan Joslyn(4)	2021	$178,917	$55,126	$—	$472,000	$218,384	$924,427
President and Chief Executive Officer	2020	$367,500	$137,813	$—	$376,000	$21,326	$902,639

(1)	For Mr. Sullivan and Dr. Handfield, the amounts in this column for 2021 represent a performance-based cash bonus award made pursuant to the terms of the 2021 Bonus Plan which was earned in 2021 and paid in early January 2022.
(2)	The amounts in this column represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718, Compensation—Stock Compensation (ASC 718). On February 18, 2021, Dr. Joslyn, Mr. Sullivan, and Dr. Handfield were awarded stock options, under the Company’s 2012 Equity Incentive Plan to purchase 400,000, 250,000 and 220,000 shares of Company common stock, respectively, at an exercise price of $1.20 per share, the closing price of the Company’s common stock on the grant date, February 18, 2021. In addition, Mr. Sullivan, and Dr. Handfield, received grants which are subject to time-based vesting in equal annual installments over a three-year period on the first, second and third anniversaries of the date of grant, to purchase 150,000 and 75,000 shares of Company common stock, respectively, at an exercise price of $0.49 per share, the closing price of the Company’s common stock on the grant date, December 16, 2021.The stock option awards are subject to the standard terms and conditions of the Company’s form of stock option agreement which includes, as applicable, earlier vesting upon a change in control of the Company. Under Securities and Exchange Commission rules relating to executive compensation disclosure, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Fair values relating to share grants have been determined under ASC 718 and were calculated using the common stock closing price on the date of grant and multiplying that price by the number of shares subject to the share grant. The equity-based compensation expense relating to the stock grants is recognized over the requisite service period of the grant. For option awards, we utilize the Black-Scholes option pricing model to determine the fair value on the date of the grant multiplied by the number of options subject to the option grants in accordance with ASC 718. The stock-based compensation expense relating to the stock option grants is recognized over the requisite service period of the grant and the amounts included in the Option Awards column do not reflect compensation actually received by the named executive officers. For information on the assumptions used to calculate the fair value of stock option grants, refer to Note 8 - “Stock Compensation Plan” in our financial statements for the year ended December 31, 2021.
(3)	Amounts in this column for Mr. Sullivan and Dr. Handfield represent the Company’s matching contributions to our Simple IRA retirement plan. The retirement plan requires us to match employee contributions up to the first 3% of compensation earned. For Dr. Joslyn, the amount reflected includes the Company’s matching contributions to our Simple IRA retirement plan, $1,135 which represents amounts reimbursed by the Company for Dr. Joslyn’s expense in commuting to the Company’s headquarters in Tampa, Florida, $183,750 in severance payments (See Note 4), and $29,824 relating to the value of certain previously awarded stock options.
(4)	Dr. Joslyn resigned as our President and Chief Executive Officer effective May 2, 2021. In connection with Dr. Joslyn’s resignation, we entered into a separation, severance and release agreement with Dr. Joslyn which provided for the payment of severance consistent with the terms of his employment agreement with us in the amount of $183,750 over eight months in accordance with the Company’s normal payroll practices, accrued vacation, and a performance-based bonus. Dr. Joslyn’s employment agreement was terminated in connection with the separation and release agreement. Amounts paid to Dr. Joslyn under the separation and release agreement are included under all other compensation.

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The Compensation Committee believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. The Compensation Committee utilizes the Equity Incentive Plan to provide incentives to employees. We do not have any separate long-term incentive plans that provide compensation intended to serve as incentives for performance other than awards contemplated under, or pursuant to, our 2012 Equity Incentive Plan.

Outstanding Equity Awards

The following table provides information concerning unexercised options outstanding as of December 31, 2021:

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Michael O. Sullivan		150,000	(1)	0.49	12/16/2031
Interim Principal Executive Officer and Chief Financial Officer		250,000	(1)	1.20	2/18/2031
	333,333	166,667	(1)	0.48	2/5/2030
	250,000			0.73	9/27/2028
	18,000			1.52	6/22/2028
	17,500			3.70	6/22/2027
	20,000			13.20	3/16/2025
	4,000			8.80	12/8/2024
	2,500			8.60	10/30/2024
	4,500			12.00	2/10/2022
Dr. Martin Handfield		75,000	(1)	0.49	12/16/2031
Senior Vice President of Discovery Research		220,000	(1)	1.20	2/18/2031
	293,333	146,667	(1)	0.48	2/5/2030
	220,000			0.73	9/27/2028
	16,000			1.52	6/22/2028
	14,000			3.70	6/27/2027
	15,000			13.20	3/16/2025
	4,000			8.80	12/8/2024
Dr. Alan Joslyn(2)	200,000			0.48	5/4/2022
Former President and Chief Executive Officer	400,000			0.73	5/4/2022
	28,000			1.52	5/4/2022
	14,000			3.70	5/4/2022
	30,000			5.50	5/4/2022

(1)	Represents awards that are time vested with each award vesting evenly on an annual basis over three years, subject to earlier vesting upon a change in control as defined in the award agreements.
(2)	Pursuant to the terms of the separation, severance and release agreement with Dr. Joslyn that was entered into upon his resignation from the Company, the exercise period for these options was extended to May 4, 2022.

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Other Policies and Considerations - Employment Contracts and Change in Control Arrangements

Employment Agreements—Mr. Sullivan, Interim Principal Executive Officer and Chief Financial Officer and Dr. Handfield, Senior Vice President of Discovery Research

We have entered into employment agreements with our Chief Financial Officer, Mr. Michael Sullivan and Dr. Martin Handfield, our Senior Vice-President of Research and Development (the “Employment Agreements”). The annual base salaries provided in the Employment Agreements are payable in installments consistent with our normal payroll practices. Mr. Sullivan and Dr. Handfield are also eligible under the Employment Agreements to receive annual bonuses during the term at the discretion of the Compensation Committee and the Board of Directors with Mr. Sullivan’s employment agreement providing for such a discretionary bonus of up to 35% of his base salary and with Dr. Handfield’s employment agreement providing for a discretionary bonus component, which the Compensation Committee has set as up to 25% of his base salary.

The Employment Agreements are terminable at any time by either party and if the executive officer is involuntarily terminated by us, he shall receive his base salary and vacation pay each accrued through the date of termination, and any nonforfeitable benefits earned and payable to him under the terms of the employee handbook (which applies to all employees) and benefits available under any applicable incentive plan in which the executive participates. In addition, if the executive officer’s separation from employment is not voluntary and without cause, we would be obligated to pay the executive officer six months of his annual base salary as severance and the executive shall be entitled to out placement services. If the executive officer is terminated for cause, he shall be entitled to receive his base salary and accrued vacation due through the date of termination and any nonforfeitable benefits already earned and payable to the executive under the terms of the employee handbook or other applicable incentive plans maintained by us. Cause is defined in the Employment Agreements as any action that is illegal, immoral, or improper that reflects on the Company, the employee, or the ability of either to function optimally. If the executive officer voluntarily resigns, he shall be entitled to this base salary and accrued vacation due through the date of termination (including any mutually agreed upon notice period) and any nonforfeitable benefits already earned and payable to the executive officer employee under the terms of the employee handbook or other incentive plans maintained by us.

If the executive officer dies during the term of employment with us, his estate shall be paid his salary as it would have accrued over a period of thirty days after the executive officer’s death. We shall also extend the executive officer’s right to exercise vested stock options for six months. In the event the executive officer becomes disabled (as defined in the then applicable short and long-term disability insurance policies) we shall pay to the executive officer his salary as it would have accrued over a period of 30 days after the executive became so disabled and we shall extend the executive officer’s right to exercise vested stock options for six months.

The Employment Agreements also each include non-disclosure and Company ownership of invention provisions, as well as a provision providing for the Company to defend and indemnify the executive if the executive is named as a defendant in any lawsuit regarding any action taken within the scope of employment. In the event of a change in control, any stock options or other awards granted (other than performance awards) under our equity incentive plans shall become immediately vested in full and, in the case of stock options, exercisable in full. If the change in control results in an involuntary separation from employment of the executive officer within 180 days following a change in control, the executive officer would be entitled to (i) receive six months of salary and the extension of his benefits (excluding vacation time and paid time off) and (ii) exercise vested options for six months from the date of separation. Under the Employment Agreements, “involuntary separation of employment” means (i) termination without cause, (ii) any reduction in responsibilities of office altering the status of the executive officer as an employee, or (iii) the duplication of the executive officer’s position by an equivalent executive in an acquiring entity.

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On February 20, 2015, we entered into an amended and restated employment agreement, effective January 1, 2015, with Mr. Sullivan. The terms of Mr. Sullivan’s amended and restated employment agreement were substantially similar to those of the previous agreement disclosed above except for:

1.	The percentage of base salary eligible for bonus awards was set as previously disclosed for Mr. Sullivan at up to 35% of base salary.

2.	A provision was added in Mr. Sullivan’s agreement to provide for the clawback of bonuses pursuant to the Board’s adoption of a clawback policy. In the A&R Employment Agreement Mr. Sullivan acknowledges and agrees that any incentive-based compensation paid to him will be subject to clawback or repayment to the extent such clawback or repayment is required by the terms of the Company’s recoupment, clawback or similar policy as may be in effect from time to time, or as required by law.

3.	A provision was added whereby Mr. Sullivan would be required to release the Company as a condition to receiving any severance benefit provided by his A&R Employment Agreement with the form of release added and attached as an exhibit to his A&R Employment Agreement.

4.	The definition of a change of control in the prior agreement was revised to align it with the definition of a change in control set forth in the Company’s 2012 Incentive Plan as follows:

(i)	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes the “beneficial owner” (as defined in Rule 13d 3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii)	The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)	A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of this Agreement, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened Proxy contest relating to the election of directors to the Company); or

(iv)	The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Employment Agreement—Dr. Joslyn Former President and Chief Executive Officer

Dr. Joslyn resigned as our President and Chief Executive Officer effective May 2, 2021. In connection with Dr. Joslyn’s resignation, we entered into a separation, severance and release agreement with Dr. Joslyn which provided for the payment of severance consistent with the terms of his employment agreement with us in the amount of $183,750 over six months in accordance with the Company’s normal payroll practices in addition to his accrued vacation and certain out-placement services. Dr. Joslyn’s employment agreement was terminated in connection with the separation and release agreement. Dr. Joslyn is subject to confidentiality and to covenants not to disclose our confidential information for a period of 12 months from his separation date. If Dr. Joslyn breaches any of these covenants, the Company will be entitled to injunctive relief.

Tax and Accounting Implications

Deductibility of Executive Compensation

The Compensation Committee takes into consideration the tax consequences of compensation to the named executive officers, but tax considerations are not a significant part of our Company’s compensation policy.

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Accounting for Share-Based Compensation

We account for share-based compensation in accordance with the requirements of FASB ASC Topic 718. This accounting treatment has not significantly affected our executive compensation decisions.

Clawbacks

In order to further align management’s interests with those of shareholders and to support the Company’s governance practices, the Board of Directors adopted a recoupment policy applicable to annual bonuses and other short-term and long-term incentive compensation based on financial targets (“Incentive Compensation”) received by current and former executive officers of the Company and such other senior executives/employees of the Company who may from time to time be deemed subject to the policy by the Board of Directors (“Covered Executive”). The policy provides that if, as a result of a restatement of the Company’s financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, a Covered Executive received more Incentive Compensation than the Covered Executive would have received absent the incorrect financial statements, the Company shall recover said excess Incentive Compensation (defined as the excess of (i) the actual amount of Incentive Compensation paid to the Covered Executive over (ii) the Incentive Compensation that would have been paid based on the restated financial results during the three-year period preceding the date on which the Company is required to prepare such restatement). The policy also provides that if the Board of Directors makes a determination in its sole discretion that a Covered Executive engaged in Misconduct (as defined below), the Board of Directors may require reimbursement or forfeiture of all or part of the Incentive Compensation received by the Covered Executive. The Board of Directors may use its judgment in determining the amount to be recovered. Misconduct is defined as (i) conviction of a felony, (ii) material breach of any agreement with the Company, (iii) material breach of any Company policy or code, (iv) act of theft, embezzlement or fraud, (v) misrepresentation or misstatement of financial or performance results, and (vi) any other act or event that the Board of Directors has determined that recoupment is appropriate.

Consideration of Shareholder Advisory Vote on Executive Compensation

The Compensation Committee also expects to consider the results of our shareholder advisory vote on executive compensation. At the Company’s previous annual meeting, our shareholders voted in favor of the compensation of our named executive officers: approximately 74.56% of the shares represented in person or by Proxy having voted in favor of the program. In light of these results, the Compensation Committee decided to substantially continue the executive compensation program in 2021. The Board of Directors determined that shareholder advisory votes on executive compensation will be submitted to our shareholders annually until the next required advisory vote on the frequency of conducting advisory votes on executive compensation.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth information about beneficial ownership of our Common Stock as of October 19, 2022 (unless otherwise noted) by (i) each shareholder that has indicated in public filings that the shareholder beneficially owns more than five percent of the Common Stock, (ii) each of the Company’s directors and named officers and (iii) all directors and officers as a group. Except as otherwise noted, each person listed below, either alone or together with members of the person’s family sharing the same household, had, to our knowledge, sole voting and investment power with respect to the shares listed next to the person’s name.

Name and address(1)	Number of shares beneficially owned	Percentage of ownership (2)
Directors and officers
Dr. Frederick W. Telling (3)	2,503,620	2.1%
Robert C. Koski (4)	3,678,684	3.0%
Charles L. Pope (5)	1,121,728	*
Dr. Alan Dunton (6)	1,154,881	*
Kimberly Murphy (7)	533,664	*
Michael Sullivan (8)	1,096,254	*
(All Directors and officers as a group 6 persons)	10,088,831	8.1%

5% shareholder
Joseph Hernandez (9)	9,200,000	7.2%

*	Beneficial ownership percentage is less than 1%.

(1)	Except as indicated, the address of the person named in the table is c/o Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634.
(2)	In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of the Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after October 19, 2022 are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Common Stock held by them. Applicable percentage ownership is based on [117,304,809] shares of the Common Stock outstanding as of October 19, 2022. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.
(3)	Includes: (i) [1,343,620] shares able to be acquired pursuant to stock options, and (ii) 150,000 shares able to be acquired upon the exercise of warrants.
(4)	The share amounts include: (i) 1,776,483 shares held by the Koski Family Limited Partnership (“KFLP”) of which Mr. Koski is a general partner; (ii) 300,000 shares able to be acquired by the KFLP upon conversion of Series B Convertible Preferred Stock; (iii) 241,936 shares able to be acquired by the KFLP upon exercise of warrants; (iv) 212,839 shares owned directly by Mr. Koski; (v) 53,086 shares owned directly by trusts for which Mr. Koski serves as sole trustee as follows: the Robert Clayton Koski Trust for the benefit of Anthony James Hunter (10,760 shares); The Robert Clayton Koski Trust for the benefit of Hunter Buchanan Koski [10,760 shares); The Robert Clayton Koski Trust for the benefit of Clayton Ward Bennett (10,000 shares); and The Robert Clayton Koski Trust for the benefit of Robert Edward Koski (10,760 shares) and the Robert Clayton Koski Trust for the benefit of Elyse Margaux Koski (10,806 shares); and (vi) 1,093,620 shares able to be acquired pursuant to stock options. The address of the KFLP is 3525 Turtle Creek Boulevard #19B, Dallas, TX 75219.
(5)	Includes: 1,093,620 shares able to be acquired pursuant to stock options.
(6)	Includes: (i) 1,093,620 shares able to be acquired pursuant to stock options and (ii) 20,000 shares able to be acquired upon the exercise of warrants.
(7)	Includes 533,664 shares able to be acquired pursuant to stock options.
(8)	Includes: 1,061,999 shares able to be acquired pursuant to stock options and excludes [600,001] shares subject to options that have not vested.
(9)	Based upon information provided by Mr. Hernandez in his Schedule 13D filing with the SEC on January 26, 2021, Mr. Hernandez is the beneficial owner of 9,200,000 shares of Common Stock issuable upon exercise of warrants that became exercisable on May 1, 2021 and are exercisable at an exercise price of $1.25 per share.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Securities and Exchange Commission rules require us to disclose any transaction or currently proposed transaction in which we are a participant and in which any related person has or will have a direct or indirect material interest involving an amount that exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons.

The Audit Committee of the Board of Directors (or, to the extent applicable, our disinterested directors) is responsible for reviewing all transactions between the Company and any officer or Director of the Company or any entity in which an officer of Director has a material interest. Any such transactions must be on terms no less favorable than those that could be obtained on an arms-length basis from independent third parties.

Financing Transactions

The March 25, 2019 Underwritten Public Offering

On March 25, 2019 we closed on an underwritten public offering of 16,666,668 shares of our Common stock, par value $0.001 per share (the “Common Stock”), together with Series 1 Warrants to purchase up to an aggregate of 8,333,334 shares of our Common Stock (the “Series 1 Warrants”) and Series 2 Warrants to purchase up to an aggregate of 8,333,334 shares of our Common Stock (the “Series 2 Warrants”), at a price to the public of $0.75 per share and related warrants (the “Public Offering”). We also granted the Underwriter a 30-day option to purchase up to an additional 2,500,000 additional shares of Common Stock (the “Option Shares”) and/or Series 1 Warrants to purchase up to 1,250,000 shares of Common Stock and Series 2 Warrants to purchase up to 1,250,000 shares of Common Stock (the “Option Warrants”).

Each Series 1 Warrant had an exercise price of $0.75 per share of Common Stock and expired on the earlier of (1) the eighteen-month anniversary of the date of issuance and (2) twenty-one trading days following the Company’s release of top-line data related to its Phase 2 double blind, placebo controlled clinical trial of AG013. Each Series 2 Warrant has an exercise price of $0.90 per share of Common Stock and will expire five years following the date of issuance.

Dr. Frederick Telling, and our former Chief Executive Officer, Dr. Alan Joslyn, participated in the Public Offering through the purchase of 100,000 shares and 66,667 shares, respectively, of the Company’s Common Stock and Series 1 warrants to purchase 50,000 shares and 33,333 shares, and Series 2 warrants to purchase 50,000 shares and 33,333 shares respectively, of the Company’s Common Stock. Dr. Telling and Dr. Joslyn’s participation was approved by our Audit Committee.

Stock Purchase Agreement-Acquisition of Noachis Terra Inc.

On May 1, 2020, we entered into a Stock Purchase Agreement with Mr. Joseph Hernandez, the sole shareholder of Noachis Terra, pursuant to which we acquired one hundred percent (100%) of the total issued and outstanding common stock of Noachis Terra (the “Transaction”). In exchange, Mr. Hernandez, received the following: (i) cash consideration equal to $1,925,000, of which approximately $500,000 was applied to extinguish Noachis Terra’s pre-Transaction liabilities (a portion of which were due to Mr. Hernandez); (ii) 9,200,000 restricted shares of our Common Stock; and (iii) warrants to purchase 9,200,000 shares of our Common Stock, which warrants carry an exercise price of $1.25 per share, a five-year term, and are currently exercisable.

In addition to the above consideration, Mr. Hernandez was entitled to receive contingent consideration based upon the exercise of certain of our outstanding warrants as follows: (i) twenty percent (20%) of the cash proceeds received by the Company upon exercise of the Company’s warrants carrying an exercise price of $0.75 and $0.90; and (ii) forty-five percent (45%) of the cash proceeds received by the Company upon exercise of the Company’s warrants carrying an exercise price of $1.00, in each case, for so long as the warrants remain outstanding. The warrants with an exercise price of $0.75 expired on May 14, 2020 pursuant to their terms.

Pursuant to the Stock Purchase Agreement, within thirty (30) days of the Transaction’s closing, we filed with the Securities and Exchange Commission a registration statement covering the 9,200,000 shares of the Company’s Common Stock and the warrants to purchase 9,200,000 shares of the Company’s Common Stock, which was filed on May 29, 2020 and declared effective on June 30, 2020.

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November 2020 Public Offering

On November 24, 2020, the Company announced the closing of an underwritten public offering for gross proceeds of approximately $6.0 million, which included the full exercise of the underwriter’s over-allotment option to purchase additional shares, prior to deducting underwriting discounts and commissions and offering expenses payable by the Company.

The offering was comprised of 14,189,189 shares of Common Stock at a price to the public of $0.37 per share. The Company granted the underwriter a 45-day option to purchase up to 2,128,378 additional shares of Common Stock of the Company at the public offering price, less underwriting discounts and commissions. The underwriter exercised its option in full to purchase 2,128,378 additional shares of Common Stock, which the indicated gross proceeds reflect.

Dr. Frederick Telling who is a Director of the Company, participated in the offering through the purchase of 100,000 shares of the Company’s Common Stock. Dr. Telling’s participation was approved by the Company’s Audit Committee.

Indemnification

The Company provides indemnification for its directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s Bylaws, the Company is required to indemnify its directors and officers to the full extent provided by law then in effect.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and Directors and any persons who beneficially own more than ten percent of the Company’s Common Stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission Officers, Directors and beneficial owners of more than ten percent of the Common Stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of forms furnished to the Company and written representations from the executive officers, Directors and holders of ten percent or more of the Company’s Common Stock, the Company believes, all person’s subject to the reporting requirements with regard to the Common Stock complied with the applicable filing requirements during 2021.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Oragenics shareholders will be “householding” the Company’s Proxy Materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634, Attention: Corporate Secretary. Shareholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

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OTHER MATTERS

Interim Corporate Mailings

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the Company may elect annually to receive interim corporate mailings, including interim financial statements of the Company, if they so request. If you wish to receive such mailings, please complete the form in Appendix B and mail as instructed on the form.

Availability of Annual Report on Form 10-K

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for 2021. Shareholders who would like additional copies of the Annual Report on Form 10-K should direct their requests in writing to:

Oragenics, Inc.

4902 Eisenhower Blvd., Suite 125

Tampa, Florida 33634

Attention: Michael Sullivan, Secretary.

Miscellaneous

Management does not know of any matters to be brought before the Annual Meeting of Shareholders other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting of Shareholders, the persons designated as proxies will vote in accordance with their best judgment on such matters.

BY ORDER OF THE
BOARD OF DIRECTORS

/s/ Michael Sullivan
Michael Sullivan,
Secretary

Tampa, Florida
[ ], 2022

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APPENDIX A

ARTICLES OF AMENDMENT TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

ORAGENICS, INC.

Document Number P96000091949)

Oragenics, Inc. (the “Corporation”), does hereby certify that the Corporation’s Articles of Incorporation originally filed with the Florida Department of State on November 6, 1996, as amended and restated on May 8, 2002, as further amended by those certain amendments filed October 28, 2009, September 22, 2010, August 30, 2011, June 2, 2014, January 10, 2017, May 8, 2017, November 8, 2017, December 5, 2017, December 29, 2017, January 16, 2018, June 22, 2018, July 13, 2018 and February 25, 2022 are hereby further amended pursuant to Section 607.1006 of the Florida Business Corporation Act of the State of Florida.

The Corporation does hereby further certify that this amendment was each duly adopted by the Corporation’s Board of Directors and by the shareholders of the Corporation in accordance with the applicable provisions of Section 607.0725 of the Florida Business Corporation Act of the State of Florida. The Corporation’s Board of Directors adopted the amendment to Article II on [ ] and recommended that this amendment be adopted by the Corporation’s shareholders. The amendments were adopted by the shareholders on [ ] and the number of votes cast for the amendments by the shareholders were sufficient for approval. This amendment shall become effective on [ ] at [ a.m./ p.m].

The Amended and Restated Articles of Incorporation of the Corporation, as amended, are amended as follows:

The first paragraph of Article II of the Amended and Restated Articles of Incorporation, as amended, shall be deleted in its entirety and replaced with the following:

“Capital Stock: The aggregate number of shares of all classes of capital stock which this Corporation shall have authority to issue is 400,000,000 shares, consisting of (i) 350,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and (ii) 50,000,000 shares of preferred stock, no par value (“Preferred Stock”).”

The remainder of the Amended and Restated Articles of Incorporation, as amended, shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned, the Chief Financial Officer, Secretary and Treasurer of the Corporation, has executed these Articles of Amendment this [ ]th day of [ ], 2022.

Michael Sullivan, Chief Financial Officer,
Secretary and Treasurer

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APPENDIX B
REQUEST FOR INTERIM FINANCIAL STATEMENTS

Oragenics, Inc.

Request for Interim Financial Statements

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the subject Corporation may elect annually to receive interim corporate mailings, including interim financial statements of the Corporation, if they so request. If you wish to receive such mailings, please complete and return this form to:

Oragenics, Inc.

Investor Relations

4902 Eisenhower Blvd., Suite 125

Tampa, Florida 33634

NAME:

ADDRESS:

POSTAL CODE:

I confirm that I am an owner of common stock of the Corporation.

SIGNATURE OF
SHAREHOLDER:	DATE:

CUSIP: 684023 30 2

SCRIP COMPANY CODE: ORGQ

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APPENDIX C

PROXY CARD

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

ORAGENICS, INC.

TO BE HELD AT THE offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd Suite 2800, Tampa, FL 33602 ON DECEMBER 16, 2022, AT 9:00 A.M., EASTERN TIME.

The undersigned shareholder of Oragenics, Inc.(the “Company”), Tampa, Florida, hereby constitutes and appoints Michael Sullivan with full power of substitution or in the place of the foregoing, Kimberly Murphy as Proxy holder, for and on behalf of the undersigned shareholder with the power of substitution to attend, act and vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Shareholders or at any adjournments thereof , upon the proposals described in the Notice to the Holders of Common Stock of the Annual Meeting of Shareholders and Proxy Statement, both dated [ ], 2022, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote on any shareholder proposals not submitted to the Company for a vote of the shareholders at the Annual Meeting of Shareholders within a reasonable time prior to the mailing of the Proxy Materials, as well as on the election of any person as a Director if a Director nominee named in Proposal I is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting of Shareholders. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting of Shareholders.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of the Directors listed on the reverse side and FOR Proposals II, III and IV.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ORAGENICS, INC. AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE. The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any Proxy previously given to vote such shares at the Meeting.

Further information about the Annual Meeting and how to vote are contained in the Proxy Statement in the section titled “Questions and Answers about the Proxy Materials and Voting.”

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held on December 16, 2022. The Notice of

Meeting, Proxy Statement, Annual Report and Proxy Card are Available at:

https://www.cstproxy.com/oragenics/2022.

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PROXY

A.	PROPOSALS – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals II, III and IV.

Proposal I: Election of Directors. On the proposal to elect the following Directors to serve until the indicated Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

Dr. Frederick W. Telling	For [ ]	Withhold Authority [ ]
Robert C. Koski	For [ ]	Withhold Authority [ ]
Charles L. Pope	For [ ]	Withhold Authority [ ]
Dr. Alan Dunton	For [ ]	Withhold Authority [ ]
Kimberly M. Murphy	For [ ]	Withhold Authority [ ]

Proposal II: Advisory vote on executive compensation.

☐ For	☐ Against	☐ Abstain

Proposal III: Approval of the adoption of an amendment to Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 250 million shares to 350 million shares.

☐ For	☐ Against	☐ Abstain

Proposal IV: Ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2022.

☐ For	☐ Against	☐ Abstain

B. Authorized Signatures – This section must be completed for your vote to be counted. — Date and Sign Below.

Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Shares Held: ______________________________________

Signature of Shareholder_____________________________

Signature of Shareholder (If held jointly) __________________

Dated:_____________________________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

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